CLIFFORD CHANCE	LIMITED LIABILITY PARTNERSHIP

Exhibit 26

20 SEPTEMBER 2002

OLIVETTI FINANCE N.V.

- AND -

OLIVETTI S.p.A

- AND -

J.P. MORGAN TRUSTEE AND DEPOSITARY COMPANY LIMITED

TRUST DEED

relating to

EUR 385,020,000 ZERO COUPON GUARANTEED

EXCHANGEABLE BONDS DUE 2004

guaranteed by

OLIVETTI S.p.A.

exchangeable into Ordinary Shares of

TELECOM ITALIA S.p.A.

CONTENTS
Clause

Page

1.

Definitions and Interpretation

1

2.

Covenant to Repay

6

3.

The Bonds

8

4.

Guarantee and Indemnity

9

5.

Covenant to comply with Trust Deed and Schedules

11

6.

Covenants by the Issuer and the Guarantor

11

7.

Amendments and Substitution

16

8.

Enforcement

19

9.

Application of Moneys

20

10.

Terms of Appointment

21

11.

Costs and Expenses

29

12.

Appointment and Retirement

32

13.

Notices

34

14.

Law and Jurisdiction

35

15.

Severability

36

16.

Counterparts

36

SCHEDULE 1

37

Part A

Form of Temporary Global Bond

37

Part B

Form of Permanent Global Bond

46

SCHEDULE 2

52

Part A

Form of Definitive Bond

52

Part B

Terms and Conditions of the Bonds

55

SCHEDULE 3 PROVISIONS FOR MEETINGS OF BONDHOLDERS

87

THIS TRUST DEED is made on 20 September 2002

BETWEEN:

(1)

OLIVETTI FINANCE N.V. as Issuer (the "Issuer");

(2)

OLIVETTI S.p.A. as guarantor (the "Guarantor"); and

(3)

J.P. MORGAN TRUSTEE AND DEPOSITARY COMPANY LIMITED as trustee (the "Trustee", which expression includes, where the context admits, all persons for the time being the trustee or trustees of this Trust Deed).

WHEREAS

(A)

The Issuer has authorised the creation and issue of EUR 385,020,000 in aggregate principal amount of zero coupon guaranteed exchangeable bonds due 2004 to be constituted in relation to this Trust Deed.

(B)

The Guarantor has authorised the giving of its guarantee in relation to the Bonds.

(C)

The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Trust Deed the following expressions have the following meanings:

"Affiliate" has the meaning ascribed to it in Rule 405 under the Securities Act.

"Agency Agreement" means the agreement appointing the initial Paying and Exchange Agents and any other agreement for the time being in force appointing Successor or additional paying and exchange agents, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements.

"Appointee" means any delegate, agent, nominee or custodian appointed pursuant to the provisions of this Trust Deed.

"Auditors" means the auditors for the time being of the Issuer or, as the context may require, the Guarantor and, if there are joint auditors, means all or any one of such joint auditors or, in the event of any of them being unable or unwilling to carry out any action requested of them pursuant to this Trust Deed or the Conditions, means such other firm of duly qualified accountants as the Issuer and the Guarantor may select and the Trustee may in writing approve for the purpose or, failing selection by the Issuer and the Guarantor, as the Trustee may nominate in writing for the purpose.

"Authorised Signatory" means:

(a)

in relation to the Issuer, any director or any other person or persons notified to the Trustee by any director as being an "Authorised Signatory" pursuant to Clause 6.15 (Authorised Signatories); and

(b)

in relation to the Guarantor, any director of the Guarantor or any other person or persons notified to the Trustee by any director of the Guarantor as being an "Authorised Signatory" pursuant to Clause 6.15 (Authorised Signatories).

"Bondholder" and (in relation to a Bond) "holder" means the bearer of a Bond.

"Bonds" means the bearer bonds in the denomination of EUR 10,000 each comprising the EUR 385,020,000 zero per cent. guaranteed exchangeable bonds due 2004 constituted in relation to this Trust Deed in or substantially in the form set out in , and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Bonds issued pursuant to Condition 13 (Replacement of Bonds) and (except for the purposes of Clause 3.1 (Global Bonds) and 3.3 (Signature)) the Global Bond for so long as it has not been exchanged in accordance with the terms thereof.

"Clearstream, Luxembourg" means Clearstream Banking, société anonyme, Luxembourg.

"Conditions" means the terms and conditions to be endorsed on the Bonds, in the form or substantially in the form set out in Part B of Schedule 2 (Terms and Conditions of the Bonds) and any reference in this Trust Deed to a particular numbered Condition shall be construed in relation to the Bonds accordingly.

"Encumbrance" means any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction.

"Euroclear" means Euroclear Bank S.A./N.V. as operator of the Euroclear System.

"Event of Default" means any one of those circumstances described in Condition 11 (Events of Default).

"exchange" has the meaning set out in the Conditions.

"Extraordinary Resolution" has the meaning set out in Schedule 3 (Provisions for Meetings of Bondholders).

"Global Bond(s)" means the Temporary Global Bond and Permanent Global Bond to be issued pursuant to Clause 3.1 (Global Bonds).

"Material Subsidiary" means a Subsidiary of the Issuer or (as the case may be) the Guarantor whose consolidated net revenues or consolidated net assets as shown on its most recent audited consolidated financial statements represent 10 per cent. or more of the consolidated net revenues or consolidated net assets, respectively, of the Issuer or (as the case may be) the Guarantor, as shown in its most recent audited consolidated financial statements.

"outstanding" means, in relation to the Bonds, all the Bonds other than:

(a)

those which have been redeemed in accordance with this Trust Deed;

(b)

those in respect of which the date for redemption in accordance with the provisions of the Conditions has occurred and for which the redemption moneys have been duly paid to the Trustee or the Principal Paying and Exchange Agent in the manner provided for in the Agency Agreement (and, where appropriate, notice to that effect has been given to the Bondholders in accordance with Condition 19 (Notices)) and remain available for payment in accordance with the Conditions;

(c)

those which have been purchased and surrendered for cancellation as provided in Condition 8 (Redemption and Purchase) and notice of the cancellation of which has been given to the Trustee;

(d)

those in respect of which claims have become void under Condition 12 (Prescription);

(e)

those mutilated or defaced Bonds which have been surrendered or cancelled and in respect of which replacement Bonds have been issued pursuant to Condition 13 (Replacement of Bonds);

(f)

those in respect of which Exchange Rights have been duly exercised and the Issuer's obligations in relation thereto duly discharged;

(g)

(for the purpose only of ascertaining the amount of the Bonds outstanding and without prejudice to the status for any other purpose of the relevant Bonds) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Bonds);

provided that for each of the following purposes, namely:

(i)

the right to attend and vote at any meeting of Bondholders;

(ii)

the determination of how many and which Bonds are for the time being outstanding for the purposes of Clauses 6 (Amendments and Substitution), 8.1 (Legal Proceedings) and 12 (Appointment and Retirement), Conditions 4 (Negative Pledge) and 11 (Events of Default) and Schedule 3 (Provisions for Meetings of Bondholders); and

(iii)

any discretion, power or authority, whether contained in this Trust Deed or provided by law, which the Trustee is required to exercise in or by reference to the interests of the Bondholders or any of them;

those Bonds (if any) which are for the time being held by any person (including but not limited to the Issuer, the Guarantor or any Subsidiary or Affiliate of either for the benefit of the Issuer, the Guarantor or any Subsidiary or Affiliate of either) shall (unless and until ceasing to be so held) be deemed not to remain outstanding.

"Paying and Exchange Agents" means the several institutions (including, where the context permits, the Principal Paying and Exchange Agent) at their respective Specified Offices initially appointed pursuant to the Agency Agreement and/or, if applicable, any Successor paying and exchange agents, at their respective Specified Offices.

"Permanent Global Bond" means the Permanent Global Bond to be issued pursuant to Clause 3.1 (Global Bonds) in the form or substantially in the form set out in Part B of Schedule 1 (Form of Permanent Global Bond).

"Potential Event of Default" means an event or circumstance which would, with the giving of notice, lapse of time, the issuing of a certificate and/or fulfilment of any other requirement provided for in Condition 11 (Events of Default) become an Event of Default.

"Principal Paying and Exchange Agent" means the institution at its Specified Office initially appointed as principal paying and exchange agent pursuant to the Agency Agreement or, if applicable, any Successor principal paying and exchange agent at its Specified Office.

"Repay" shall include "redeem" and vice versa and "repaid", "repayable", "repayment", "redeemed", "redeemable" and "redemption" shall be construed accordingly.

"Rights Issue" means that further Ordinary Shares or other securities, or options, warrants or rights to subscribe or purchase further Ordinary Shares or other securities, are offered by way of rights to the holders of Relevant Securities of any series.

"Securities Act" means the United States Securities Act of 1993, as amended.

"Specified Office" means, in relation to any Paying and Exchange Agent, either the office identified with its name in the Conditions or any other office notified to any relevant parties pursuant to the Agency Agreement;

"Subsidiary" means in relation to any Person (the "first Person") at any particular time, any other Person (the "second Person"):

(a)

whose affairs and policies the first Person controls or has the power to control, whether by ownership of share capital, contract, the power to appoint or remove a majority of the members of the governing body of the second Person or otherwise; or

(b)

whose financial statements are, in accordance with applicable law and generally accepted accounting principles, consolidated with those of the first Person.

"Successor" means, in relation to the Paying and Exchange Agents, such other or further person, as may from time to time be appointed pursuant to the Agency Agreement as a Paying and Exchange Agent.

"Temporary Global Bond" means the Temporary Global Bond to be issued pursuant to Clause 3.1 (Global Bonds) in the form or substantially in the form set out in Part A of Schedule 1 (Form of Temporary Global Bond).

"this Trust Deed" means this Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto.

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales.

"Written Resolution" means a resolution in writing signed by or on behalf of all holders of Bonds who for the time being are entitled to receive notice of a meeting in accordance with the provisions of this Trust Deed whether contained in one document or several documents in like form, each signed by or on behalf of one or more such holders of the Bonds.

1.2

Principles of interpretation

In this Trust Deed references to:

1.2.1

Statutory modification:  any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof without material amendment or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

1.2.2

Tax:  costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

1.2.3

Currency:  "EUR", "euro" and "EUR" denote the single currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended;

1.2.4

Enforcement of rights:  an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;

1.2.5

Clauses and Schedules:  a Schedule or a Clause or sub-clause, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a clause or sub-clause, paragraph or sub-paragraph hereof respectively;

1.2.6

Principal:  principal shall, when applicable, include premium;

1.2.7

Clearing systems:  Euroclear and/or Clearstream, Luxembourg shall, wherever the context so admits, be deemed to include references to any additional or alternative clearing system approved by the Issuer, the Guarantor and the Trustee;

1.2.8

Trust Corporation:  a trust corporation denotes a corporation entitled by rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation; and

1.2.9

Gender:  words denoting the masculine gender shall include the feminine gender also, words denoting persons only shall include companies, corporations and partnerships and words importing the singular number only shall include the plural and in each case vice versa.

1.2.10

Guarantor: in the event of any Permitted Universal Succession, each reference to the Guarantor in this Trust Deed shall thereupon be construed as a reference to the Person which pursuant to the Permitted Universal Succession has assumed all or substantially all of the rights and obligations of the Guarantor.

1.3

The Conditions

In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall, to the extent not inconsistent with the context hereof, have the same meaning in this Trust Deed.

1.4

Headings

The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5

The Schedules

The schedules are part of this Trust Deed and shall have effect accordingly.

1.6

Rights of Third Parties

No person shall have any right to enforce any provision of this Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

2.

COVENANT TO REPAY

2.1

Covenant to Repay

The Issuer covenants with the Trustee that it will, as and when the Bonds or any of them become due to be redeemed or any principal on the Bonds or any of them becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in euro in the principal financial centre of a Member State of the European Communities in immediately available freely transferable funds the principal amount of the Bonds or any of them becoming due for redemption or repayment on that date as set out in the Conditions provided that:

2.1.1

every payment of principal in respect of the Bonds or any of them made to the Principal Paying and Exchange Agent in the manner provided in the Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause except to the extent that there is default in the subsequent payment thereof to the Bondholders in accordance with the Conditions;

2.1.2

if any payment of principal in respect of the Bonds or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Bondholders or, if earlier, the seventh day after notice has been given to the Bondholders in accordance with the Conditions that the full amount has been received by the Principal Paying and Exchange Agent or the Trustee except, in the case of payment to the Principal Paying and Exchange Agent, to the extent that there is failure in the subsequent payment to the Bondholders under the Conditions; and

2.1.3

in any case where payment of the whole or any part of the principal amount due in respect of any Bond is improperly withheld or refused upon due presentation (if so provided for in the Conditions) of the Bond Certificate, interest shall accrue (both before and after judgment) on the whole or such part of such principal amount from the date of default to the date either on which such principal amount due is paid to the Bondholders or, if earlier, the seventh day after which notice is given to the Bondholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is available for collection by the Bondholders provided that on further due presentation thereof (if so provided for in the Conditions) such payment is in fact made.

The Trustee will hold the benefit of this covenant and the covenant in Clause 5 (Covenant to comply with Trust Deed and Schedules) on trust for the Bondholders.

2.2

Following an Event of Default

At any time after any Event of Default or Potential Event of Default shall have occurred, the Trustee may:

2.2.1

by notice in writing to the Issuer, the Guarantor, the Principal Paying and Exchange Agent and the other Paying and Exchange Agents require the Principal Paying and Exchange Agent and the other Paying and Exchange Agents or any of them:

(a)

to act thereafter, until otherwise instructed by the Trustee, as Paying and Exchange Agents of the Trustee under the provisions of this Trust Deed on the terms provided in the Agency Agreement (with consequential amendments as necessary and save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying and Exchange Agents shall be limited to amounts for the time being held by the Trustee on the trusts of this Trust Deed in relation to the Bonds on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of Bonds on behalf of the Trustee; and/or

(b)

to deliver up all Bonds and all sums, documents and records held by them in respect of Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Paying and Exchange Agent is obliged not to release by any law or regulation; and

2.2.2

by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of Bonds to or to the order of the Trustee and with effect from the issue of any such notice until such notice is withdrawn, sub-clause 2.1.1 to Clause 2.1 (Covenant to Repay) and (so far as it concerns payments by the Issuer or the Guarantor) Clause 9.4 (Payment to Bondholders) shall cease to have effect.

3.

THE BONDS

3.1

Global Bonds

3.1.1

The Bonds will initially be represented by the Temporary Global Bond in the principal amount of EUR 385,020,000.  Interests in the Temporary Global Bond shall be exchangeable, in accordance with its terms, for interests in the Permanent Global Bond.

3.1.2

The Permanent Global Bond shall be exchangeable, in accordance with its terms, for Bonds in definitive form.

3.2

The definitive Bonds

The definitive Bonds will be security printed in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Part A of Schedule 2 (Form of Definitive Bond).  The Bonds will be endorsed with the Conditions.

3.3

Signature

The Global Bonds will be signed manually or in facsimile by a duly authorised person designated by the Issuer and will be authenticated manually by or on behalf of the Principal Paying and Exchange Agent.  The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a duly authorised person even if at the time of issue of any Bonds he no longer holds that office.  Bonds so executed and authenticated will be binding and valid obligations of the Issuer.

3.4

Entitlement to treat holder as owner

The Issuer, the Guarantor, the Trustee and any Paying and Exchange Agent may deem and treat the holder of any Bond as the absolute owner of such Bond, free of any equity, set-off or counterclaim on the part of the Issuer against the original or any intermediate holder of such Bond (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of previous loss or theft of such Bond) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Guarantor, the Trustee and the Paying and Exchange Agents shall not be affected by any notice to the contrary.  All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon the Bonds.

4.

GUARANTEE AND INDEMNITY

4.1

Guarantee

The Guarantor hereby unconditionally and irrevocably guarantees to the Trustee:

4.1.1

payment of all sums expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds, as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise; and

4.1.2

performance of all other obligations expressed to be assumed by the Issuer in this Trust Deed or the Bonds,

in each case, according to the terms of this Trust Deed and the Bonds.  In case of the failure of the Issuer to pay any such sum as and when the same shall become due and payable, the Guarantor hereby agrees to cause such payment to be made as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, as if such payment were made by the Issuer.

In case of the failure of the Issuer to perform any such other obligation as and when the same shall become due for performance, the Guarantor hereby agrees to use its best efforts to procure the performance of such other obligation as and when the same becomes due for performance.

4.2

Guarantor as principal debtor

The Guarantor agrees, as an independent primary obligation, that it shall pay to the Trustee on demand sums sufficient to indemnify the Trustee and each Bondholder against any loss sustained by the Trustee or such Bondholder by reason of:

4.2.1

the non-payment as and when the same shall become due and payable of any sum expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds; or

4.2.2

the non-performance as and when the same shall become due for performance of any other obligation expressed to be assumed by the Issuer in this Trust Deed or the Bonds,

in each case, whether by reason of any of the obligations expressed to be assumed by the Issuer in this Trust Deed or the Bonds being or becoming void, voidable or unenforceable for any reason, whether or not known to the Trustee or such Bondholder or for any other reason whatsoever.

4.3

Unconditional payment

If the Issuer defaults in the payment of any sum expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds as and when the same shall become due and payable, the Guarantor shall forthwith unconditionally pay or procure to be paid to or to the order of the Trustee in euro in the principal financial centre of a Member State of the European Communities in freely transferable funds the amount in respect of which such default has been made; provided that every payment of such amount made by the Guarantor to the Principal Paying and Exchange Agent in the manner provided in the Agency Agreement shall be deemed to cure pro tanto such default by the Issuer and shall be deemed for the purposes of this Clause 4 (Guarantee and Indemnity) to have been paid to or for the account of the Trustee except to the extent that there is failure in the subsequent payment of such amount to the Bondholders in accordance with the Conditions, and everything so paid by the Guarantor in accordance with the Agency Agreement shall have the same effect as if it had been paid thereunder by the Issuer.

4.4

Unconditional obligation

The Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of this Trust Deed or any Bond, or any change in or amendment hereto or thereto, the absence of any action to enforce the same, any waiver or consent by any Bondholder or by the Trustee with respect to any provision of this Trust Deed or the Bonds, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor.

4.5

Guarantor's obligations continuing

The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Bond or the indebtedness evidenced thereby and all demands whatsoever.  The Guarantor agrees that the guarantee and indemnity contained in this Clause 4 (Guarantee and Indemnity) is a continuing guarantee and indemnity and shall remain in full force and effect until all amounts due as principal, interest or otherwise in respect of the Bonds or under this Trust Deed shall have been paid in full and all Exchange Rights have either been exercised or have terminated and that the Guarantor shall not be discharged by anything other than a complete performance of the obligations contained in this Trust Deed and the Bonds.

4.6

Subrogation of Guarantor's rights

The Guarantor shall be subrogated to all rights of the Bondholders against the Issuer in respect of any amounts paid by such Guarantor pursuant hereto; provided that the Guarantor shall not without the consent of the Trustee be entitled to enforce, or to receive any payments arising out of or based upon or prove in any insolvency or winding up of the Issuer in respect of, such right of subrogation until such time as the principal of and interest on all outstanding Bonds and all other amounts due under this Trust Deed and the Bonds have been paid in full.  Furthermore, until such time as aforesaid the Guarantor shall not take any security or counter-indemnity from the Issuer in respect of the Guarantor's obligations under this Clause 4 (Guarantee and Indemnity).

4.7

Repayment to the Issuer

If any payment received by the Trustee or the Principal Paying and Exchange Agent pursuant to the provisions of this Trust Deed or the Conditions shall, on the subsequent bankruptcy, insolvency, corporate reorganisation or other similar event affecting the Issuer, be avoided, reduced, invalidated or set aside under any laws relating to bankruptcy, insolvency, corporate reorganisation or other similar events, such payment shall not be considered as discharging or diminishing the liability of the Guarantor whether as guarantor, principal debtor or indemnifier and the guarantee and indemnity contained in this Clause 4 (Guarantee and Indemnity) shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantor shall indemnify and keep indemnified the Trustee and the Bondholders on the terms of the guarantee and indemnity contained in this Clause 4 (Guarantee and Indemnity).

4.8

Suspense account

Any amount received or recovered by the Trustee from the Guarantor in respect of any sum payable by the Issuer under this Trust Deed or the Bonds may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

5.

COVENANT TO COMPLY WITH TRUST DEED AND SCHEDULES

The Issuer and the Guarantor each hereby covenants with the Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same.  The Bonds are subject to the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, the Guarantor and the Bondholders and all persons claiming through or under them respectively.

6.

COVENANTS BY THE ISSUER AND THE GUARANTOR

In addition to the covenants of the Issuer contained in the Conditions, each of the Issuer and the Guarantor hereby covenants with the Trustee that, so long as any of the Bonds remain outstanding and/or the Exchange Rights remain exercisable, it shall:

6.1

Books of account

At all times keep and procure, so far as it is able, that all its Subsidiaries keep such books of account as may be necessary to comply with all applicable laws and so as to enable the financial statements of the Issuer and the Guarantor to be prepared and allow the Trustee and any person appointed by it free access to the same at all reasonable times and to discuss the same with responsible officers of the Issuer or the Guarantor (as the case may be);

6.2

Event of Default

Give notice in writing to the Trustee forthwith upon becoming aware thereof of the occurrence of any Event of Default or Potential Event of Default and without waiting for the Trustee to take any further action;

6.3

Certificate of compliance

Provide to the Trustee within 7 days of any request by the Trustee and at the time of the despatch to the Trustee of its annual balance sheet and profit and loss account, and in any event not later than 180 days after the end of its financial year, a certificate in the English language, signed by two Authorised Signatories of the Issuer, or the Guarantor, as the case may be, certifying that up to a specified date not earlier than seven days prior to the date of such certificate (the "Certified Date") the Issuer or the Guarantor, as the case may be, has complied with its obligations under this Trust Deed (or, if such is not the case, giving details of the circumstances of such non-compliance) and that as at such date there did not exist nor had there existed at any time prior thereto since the Certified Date in respect of the previous such certificate (or, in the case of the first such certificate, since the date of this Trust Deed) any Event of Default or Potential Event of Default or (if such is not the case) specifying the same;

6.4

Accounts in relation to Material Subsidiaries

Procure that the Auditors prepare and deliver to the Trustee at the time of issue of every audited consolidated balance sheet of the Issuer and the Guarantor a certificate or report specifying the Material Subsidiaries at the date of such balance sheet;

6.5

Auditors certificate regarding Material Subsidiaries

Deliver to the Trustee at the same time as sending to it the certificates referred to in Clause 6.3 (Certificate of compliance) above and in any event not later than 180 days after the end of each financial year, and within five days of any request by the Trustee, a certificate signed by two Authorised Signatories of the Issuer or the Guarantor, as the case may be, listing those Subsidiaries which as at the Certified Date of the relevant certificate given under Clause 6.3 (Certificate of compliance) or, as the case may be, as at such last day or as at the date of such request were Material Subsidiaries;

6.6

Financial statements

Send to the Trustee and to the Principal Paying and Exchange Agent (if the same are produced) as soon as practicable after their date of publication and in the case of annual financial statements in any event not more than 180 days after the end of each financial year, two copies in the English language of the Issuer's and the Guarantor's, as the case may be, annual balance sheet and profit and loss account and of every balance sheet, profit and loss account, report or other notice, statement or circular issued (or which under any legal or contractual obligation should be issued) to the members or holders of debentures or creditors (or any class of them) of the Issuer or the Guarantor, as the case may be, in their capacity as such at the time of the actual (or legally or contractually required) issue or publication thereof and procure that the same are made available for inspection by Bondholders at the Specified Offices of the Paying and Exchange Agents as soon as practicable thereafter;

6.7

Further information

So far as permitted by applicable law, at all times give to the Trustee such information which is required to be given by the Issuer or the Guarantor (as the case may be) under the Conditions and this Trust Deed and such further information as the Trustee reasonably requires for the performance of its functions;

6.8

Ascertainment of Bonds Outstanding

Send to the Trustee forthwith upon being so requested in writing by the Trustee a certificate of the Issuer or, as the case may be, the Guarantor (signed on its behalf by two Authorised Signatories of the Issuer or the Guarantor, as the case may be) setting out the total number of Bonds which at the date of such certificate are held by or for the benefit of the Issuer or, as the case may be, the Guarantor, or any of their respective Subsidiaries or Affiliates;

6.9

Further acts

So far as permitted by applicable law, do all such acts and things (including the provision, issue or obtaining of any consent or licence or the making of or the procuring of another to make any filing or registration) and execute all such further documents as in the opinion of the Trustee may be necessary at any time or times in order:

6.9.1

to enable the Issuer and the Guarantor lawfully to enter into, exercise its rights and perform and comply with its obligations under this Trust Deed, the Conditions, the Agency Agreement and any other document contemplated hereby or thereby;

6.9.2

to enable the Issuer and the Guarantor to issue and comply with its obligations under the Bonds (including, but not limited to, the exchange of the Bonds into Ordinary Shares, Relevant Securities or cash, as the case may be, and the delivery of such Ordinary Shares or cash, as the case may be, to the relevant Bondholder on exercise of Exchange Rights);

6.9.3

to ensure that such obligations are valid, legally binding and enforceable;

6.9.4

to enable this Trust Deed, the Global Bonds, the Agency Agreement and any other document contemplated hereby or thereby to be admissible in evidence in the courts of England;

6.9.5

to give effect to the provisions of this Trust Deed; and

6.9.6

to ensure that the provisions of Condition 6(d) (Procedure for Exchange) are complied with;

6.10

Copies of notices to Bondholders

Send or procure to be sent to the Trustee not less than three days prior to the date of publication, for the Trustee's approval, one copy of each notice to be given to the Bondholders in accordance with the Conditions and, upon publication, send to the Trustee two copies of such notice (such approval, unless so expressed, not to constitute approval of such notice for the purpose of Section 21 of the Financial Services and Markets Act 2000);

6.11

Notification of late payment

In the event of the unconditional payment to the Principal Paying and Exchange Agent or the Trustee of any sum due in respect of the Bonds or any of them being made after the due date for payment thereof, forthwith give notice to the Bondholders that such payment has been made;

6.12

Notification of redemption or repayment

Not less than the number of days specified in Condition 8 (Redemption and Purchase) prior to the redemption or repayment date in respect of any Bond, give to the Trustee notice in writing of the amount of such redemption or repayment pursuant to the Conditions and duly proceed to redeem or repay such Bonds accordingly;

6.13

Compliance

Observe and comply with its obligations and use all reasonable endeavours to procure that the Paying and Exchange Agents observe and comply with all their obligations under the Agency Agreement and notify the Trustee immediately if it becomes aware of any material breach of such obligations, or failure by a Paying and Exchange Agent to comply with such obligations, in relation to the Bonds;

6.14

Maintenance of listing

At all times use all reasonable endeavours to maintain the listing of the Bonds on the Luxembourg Stock Exchange or, if it is unable to do so having used all reasonable endeavours or if the maintenance of such listing is agreed by the Trustee to be unduly burdensome or impractical, use all reasonable endeavours to obtain and maintain a quotation or listing of the Bonds on such other stock exchange or exchanges or securities market or markets as the Issuer and the Guarantor may (with the approval of the Trustee) decide and give notice of the identity of such other stock exchange or exchanges or securities market or markets to the Bondholders;

6.15

Authorised Signatories

Upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying and Exchange Agent) a list of the Authorised Signatories of the Issuer or, as the case may be, the Guarantor, together with certified specimen signatures of the same;

6.16

Payments

Pay moneys payable by it to the Trustee hereunder without set off, counterclaim, deduction or withholding, unless otherwise compelled by law, and in the event of any deduction or withholding compelled by law will pay such additional amount as will result in the payment to the Trustee of the amount which would otherwise have been payable by it to the Trustee hereunder;

6.17

Exchange Property

Comply with its obligations to deliver Exchange Property or cash, as the case may be, in accordance with the instructions set out in any Exchange Notice on exercise of Exchange Rights in accordance with this Trust Deed, the Conditions and the Agency Agreement;

6.18

Record and value of the Exchange Property

At all times keep a record clearly identifying the composition of the Exchange Property and allow the Trustee and any person appointed by it free access to the same at all reasonable times and to discuss the same with responsible officers of the Issuer or the Guarantor (as the case may be);

6.19

Changes to the Exchange Rights

On each occasion that the Exchange Property and/or the Exchange Rights fall to be adjusted in accordance with the Conditions or this Trust Deed or a calculation or valuation falls to be made in respect thereof, and at any other time at the request of the Trustee, forthwith determine (or cause to be determined) the Exchange Property and/or Exchange Rights and as soon as reasonably practicable thereafter, notify the Trustee, the Luxembourg Stock Exchange and the Bondholders in accordance with this Trust Deed and the Conditions of any change in the composition and nature of the Exchange Property or any adjustment to the Exchange Rights, including, but not limited to, the circumstances requiring such change or adjustment, details of the Relevant Securities or cash, as the case may be, which, following such change, the holder of a Bond will (subject to the Issuer’s option to purchase the Bonds pursuant to Condition 6(b) (Cash Option)) be entitled to receive upon exercise of Exchange Rights, and the date from which it shall become, or became, effective and such other or further information as the Trustee may from time to time request;

6.20

Independent Determination

If any matter falls to be Independently Determined in accordance with the Conditions, promptly upon becoming aware that such matter falls to be so determined, or upon the Trustee giving notice to the Issuer that such matter falls to be so determined, appoint (and pay the necessary fees of) an independent investment bank of international repute to effect the relevant determination in accordance with the Conditions and provide such investment bank with any information that it may from time to time require for the purposes of determining any such matter;

6.21

Clearing Systems

Use all best endeavours to maintain the eligibility of the Bonds for deposit with, and clearing and settlement through, Euroclear and/or Clearstream, Luxembourg;

6.22

Notices relating to Exchange Property

Send or procure to be sent to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer) four copies of all notices, statements and circulars which are received by it or any of its Subsidiaries or Affiliates to which the beneficial ownership of the Exchange Property may be transferred in its or their capacity as legal or beneficial owner of any Relevant Securities and which contain information having or which may have a material bearing on the interests of the Bondholders (including, without limitation, any information concerning any Sub-division, Consolidation or Redenomination or any Rights Issue, any Relevant Event or any Offer relating to or otherwise effecting any Relevant Securities) as soon as practicable, but in any event not later than seven days after the date of receipt thereof;

6.23

Certificates of clearing systems

Use all best endeavours to procure that Euroclear and/or Clearstream, Luxembourg  (as the case may be) issue(s) any certificate or other document requested by the Trustee under sub-clause 10.1.5 (Reliance on certification of clearing systems) as soon as practicable after such request; and

6.24

Calculations

In accordance with the Conditions and this Trust Deed and at any time at the request of the Trustee make all calculations and determinations relating to the Exchange Property and the exercise of Exchange Rights including without limitation in relation to a Capital Distribution, the Cash Value, Current Market Price, Simple Cash Value, Premium Compensation Amount or otherwise.

7.

AMENDMENTS AND SUBSTITUTION

7.1

Waiver

The Trustee may, without any consent or sanction of the Bondholders and without prejudice to its rights in respect of any subsequent breach, condition, event or act, from time to time and at any time, but only if and in so far as in its opinion the interests of the Bondholders shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed breach or breach of any of the covenants or provisions contained in this Trust Deed or the Bonds or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed; any such authorisation, waiver or determination shall be binding on the Bondholders and, if, but only if, the Trustee shall so require, the Issuer shall cause such authorisation, waiver or determination to be notified to the Bondholders as soon as practicable thereafter in accordance with the Condition relating thereto; provided that the Trustee shall not exercise any powers conferred upon it by this Clause in contravention of any express direction by an Extraordinary Resolution or of a request in writing made by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made) or so as to authorise or waive any such proposed breach or breach relating to any of the matters the subject of the Reserved Matters as specified and defined in Schedule 3 (Provisions for Meetings of Bondholders).

7.2

Modifications

The Trustee may from time to time and at any time without any consent or sanction of the Bondholders concur with the Issuer and the Guarantor in making:

7.2.1

any modification to this Trust Deed (other than in respect of Reserved Matters as specified and defined in Schedule 3 (Provisions for Meetings of Bondholders) or any provision of this Trust Deed referred to in that specification) or the Bonds which in the opinion of the Trustee it may be proper to make provided the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Bondholders; or

7.2.2

any modification to this Trust Deed or the Bonds if in the opinion of the Trustee such modification is of a formal, minor or technical nature or is made to correct a manifest error.

Any such modification shall be binding on the Bondholders and, if, but only if, the Trustee shall so require, the Issuer shall cause such modification to be notified to the Bondholders as soon as practicable thereafter in accordance with the Conditions.

7.3

Substitution

7.3.1

Procedure:  The Trustee shall, without the consent of the Bondholders, agree to the substitution, in place of the Issuer (or of any previous substitute under this Clause 7.3) of the Guarantor or any Subsidiary of the Guarantor (hereinafter called the "Substituted Obligor") as the principal debtor hereunder if:

(a)

a trust deed is executed or some other written form of undertaking is given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by the terms of this Trust Deed and the Bonds with any consequential amendments which the Trustee may deem appropriate, as fully as if the Substituted Obligor had been named in this Trust Deed and on the Bonds as the principal debtor in place of the Issuer (or of any previous substitute under this Clause 7.3);

(b)

the Issuer, (if the Substituted Obligor is not the Guarantor) the Guarantor and the Substituted Obligor:

(i)

execute such other deeds, documents and instruments (if any) as the Trustee may require in order that the substitution is fully effective and (unless the Substituted Obligor is the Guarantor) the guarantee contained in Clause 4 (Guarantee and Indemnity) is fully effective in relation to the obligations of the Substituted Obligor; and

(ii)

comply with such other requirements as the Trustee may direct in the interests of the Bondholders;

(c)

the Trustee is satisfied that:

(i)

the Substituted Obligor has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Bonds in place of the Issuer (or such previous substitute as aforesaid);

(ii)

(unless the Substituted Obligor is the Guarantor) the Guarantor has obtained all governmental and regulatory approvals and consents necessary for the guarantee to be fully effective as described in paragraph (b) of sub-clause 7.3.1 (Procedure);

(iii)

such approvals and consents are at the time of substitution in full force and effect;

(iv)

the Trustee has received a certificate signed by any two directors of the Substituted Obligor certifying that immediately prior to the assumption of its obligations as Substituted Obligor under this Trust Deed the Substitute Obligor is solvent after taking account of all prospective and contingent liabilities resulting from its becoming the Substitute Obligor;

Provided that the agreement of the Trustee and the consent of the Bondholders to such substitution shall not be required if any such substitution is part of a Permitted Universal Succession.

7.3.2

As soon as the Issuer or the Guarantor becomes aware that it may not continue to comply with the requirements of article 3 of the Exemption Regulation dated 26 June 2002 pursuant to the Netherlands Act on the Supervision of Credit Institutions 1992 (as amended and restated from time to time) and no regulatory measures can be taken to avoid or remedy such anticipated breach, a substitution in accordance with Clause 7.3.1 above shall be effected in a timely manner.

7.3.3

Change of law:  In connection with any proposed substitution of the Issuer or any previous substitute, the Trustee may, in its absolute discretion and without the consent of the Bondholders agree to a change of the law from time to time governing the Bonds and this Trust Deed provided that such change of law, in the opinion of the Trustee, would not be materially prejudicial to the interests of the Bondholders;

7.3.4

Extra duties:  The Trustee shall be entitled to refuse to approve any Substituted Obligor if, pursuant to the law of the country of incorporation of the Substituted Obligor, the assumption by the Substituted Obligor of its obligations hereunder imposes responsibilities on the Trustee over and above those which have been assumed under this Trust Deed;

7.3.5

Directors' certification:  If any two directors of the Substituted Obligor certify that immediately prior to the assumption of its obligations as Substituted Obligor under this Trust Deed the Substituted Obligor is solvent after taking account of all prospective and contingent liabilities resulting from its becoming the Substituted Obligor, the Trustee shall not have regard to the financial condition, profits or prospects of the Substituted Obligor or compare the same with those of the Issuer or the Guarantor (or of any previous substitute under this Clause 7.3);

7.3.6

Release of Issuer:  Any such agreement by the Trustee pursuant to sub-clause 7.3.1 (Procedure) shall, if so expressed, operate to release the Issuer (or such previous substitute as aforesaid) from any or all of its obligations as principal debtor under the Bonds and this Trust Deed.  Not later than fourteen days after the execution of any such documents as aforesaid and after compliance with the said requirements of the Trustee, the Substituted Obligor shall cause notice thereof to be given to the Bondholders; and

7.3.7

Completion of Substitution:  Upon the execution of such documents and compliance with the said requirements, the Substituted Obligor shall be deemed to be named in this Trust Deed and the Bonds as the principal debtor in place of the Issuer (or of any previous substitute under this Clause 7.3) and this Trust Deed, the Bonds and the Agency Agreement shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the substitution and without prejudice to the generality of the foregoing any references in this Trust Deed, in the Bonds or in the Agency Agreement to the Issuer shall be deemed to be references to the Substituted Obligor.

8.

ENFORCEMENT

8.1

Legal Proceedings

At any time after the occurrence of an Event of Default, the Trustee may at any time, at its discretion and without further notice, institute such proceedings against the Issuer or the Guarantor as it may think fit to enforce repayment of the Bonds or to enforce the provisions of this Trust Deed or the Bonds but it shall not be bound to take any such proceedings unless:

8.1.1

it shall have been so directed by an Extraordinary Resolution or so requested in writing by the holders of at least one-quarter in aggregate principal amount of the outstanding Bonds; and

8.1.2

it shall have been indemnified and/or secured to its satisfaction against all liabilities, proceedings, claims and demands to which it may thereby become liable and all costs, charges and expenses which may be incurred by it in connection therewith.

Only the Trustee may enforce the provisions of the Bonds or this Trust Deed and no Bondholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails to do so within a reasonable time and such failure is continuing.

8.2

Evidence of Default

If the Trustee (or any Bondholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding-up or insolvency of the Issuer or the Guarantor under this Trust Deed or under the Bonds, proof therein that, as regards any specified Bond, the Issuer has made default in paying any principal due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Bonds in respect of which a corresponding payment is then due and, for the purposes of the above, a payment shall be a "corresponding" payment notwithstanding that it is due in respect of a Bond of a different denomination from that in respect of the above specified Bond.

9.

APPLICATION OF MONEYS

9.1

Application of Moneys

All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will despite any appropriation of all or part of them by the Issuer or the Guarantor (including any moneys which represent principal in respect of Bonds in relation to which claims have become void under the Conditions) be held by the Trustee on trust to apply them (subject to Clause 9.2 (Investment of Moneys) and Clause 4.8 (Suspense Account)):

9.1.1

first, in payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Trustee in the preparation and execution of the trusts of this Trust Deed (including remuneration of the Trustee);

9.1.2

secondly, in or towards payment pari passu and rateably of all principal moneys due on or in respect of the Bonds; and

9.1.3

thirdly, the balance (if any) in payment to the Issuer or, if such moneys were received from the Guarantor, the Guarantor,

and without prejudice to the provisions of this Clause 9.1, if the Trustee holds any moneys which represent principal in respect of Bonds in relation to which claims have become void under the Conditions, the Trustee shall hold such moneys on the above trusts.

9.2

Investment of Moneys

If the amount of the moneys at any time available for payment of principal in respect of the Bonds under Clause 9.1 (Application of Moneys) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of the Bonds then outstanding, the Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of the Bonds then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied  in the manner aforesaid.

9.3

Authorised Investments

Any moneys which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in the same currency as the currency of denomination of the Bonds and the Trustee may at any time vary or transfer any of such investments for or into other such investments and shall not be responsible for any loss occasioned by reason of any such investments or such deposit whether by depreciation in value or otherwise.

9.4

Payment to Bondholders

Any payment to be made in respect of the Bonds by the Issuer, the Guarantor or the Trustee may be made in the manner provided in the Conditions, the Agency Agreement and this Trust Deed and any payment so made shall be a good discharge to the extent of such payment, by the Issuer, the Guarantor or the Trustee, as the case may be.

9.5

Production of Bonds

Upon any payment under Clause 9.4 (Payment to Bondholders) of principal, the Bond in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Paying and Exchange Agent by or through whom such payment is made and the Trustee shall, in the case of part payment, enface or cause such Paying and Exchange Agent to enface a memorandum of the amount and date of payment thereon or, in the case of payment in full, shall cause such Bond to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

10.

TERMS OF APPOINTMENT

By way of supplement to the Trustee Acts, it is expressly declared as follows:

10.1

Reliance on Information

10.1.1

Advice:  The Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert believed by it to be competent (whether obtained by the Trustee, the Issuer, the Guarantor, any Subsidiary of the Guarantor or any Agent) and which advice or opinion may be provided on such terms (including as to limitations on liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and the Trustee shall not be responsible for any loss occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

10.1.2

Certificate of directors or Authorised Signatories: the Trustee may call for and shall be at liberty to accept a certificate signed by two directors and/or two Authorised Signatories of the Issuer or the Guarantor or other person duly authorised on their behalf as to any fact or matter prima facie within the knowledge of the Issuer or the Guarantor, as the case may be, as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient as sufficient evidence that it is expedient and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing so to do;

10.1.3

Certificate of Auditors:  a certificate of or report by the Auditors that in their opinion (making such adjustments, if any, as they shall deem appropriate) a Subsidiary is or is not or was or was not at any particular time or throughout any specific period a Material Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Guarantor, the Trustee and all Bondholders;

10.1.4

Resolution of Bondholders: the Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any meeting of the Bondholders in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Bondholders;

10.1.5

Reliance on certification of clearing system:  the Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer, the Guarantor or any Bondholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of Euroclear, Clearstream, Luxembourg or any other relevant clearing system in relation to any matter;

10.1.6

Bondholders as a class: whenever in this Trust Deed the Trustee is required in connection with any exercise of its powers, trusts, authorities or discretions to have regard to the interests of the Bondholders, it shall have regard to the interests of the Bondholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not be obliged to have regard to the consequences of such exercise for any individual Bondholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory;

10.1.7

Trustee not responsible for investigations: the Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Bonds, or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof;

10.1.8

No obligation to monitor: the Trustee shall be under no obligation to monitor or supervise the functions of any other person under the Bonds or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations;

10.1.9

Bonds held by the Issuer and the Guarantor: in the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer under Clause 6.8 (Ascertainment of Bonds Outstanding)), that no Bonds are for the time being held by or for the benefit of the Issuer or the Guarantor or their respective Subsidiaries or Affiliates;

10.1.10

Forged Bonds: the Trustee shall not be liable to the Issuer, the Guarantor or any Bondholder by reason of having accepted as valid or not having rejected any Bond as such and subsequently found to be forged or not authentic;

10.1.11

Events of Default: the Trustee shall not be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default or Potential Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no such Event of Default or Potential Event of Default has happened and that each of the Issuer and the Guarantor is observing and performing all the obligations on its part contained in the Bonds and under this Trust Deed and no event has happened as a consequence of which any of the Bonds may become repayable;

10.1.12

Right to Deduct or Withhold:  notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee upon the trusts of this Trust Deed;

10.1.13

Exchange: the Trustee shall not at any time be under any duty or responsibility to any Bondholder or to any other person:

(a)

to determine whether any facts or events exist which require any adjustment to the Exchange Property and/or Exchange Rights or with respect to the nature and extent of any such adjustment when made, or with respect to the method employed, or in this Trust Deed provided to be employed, in making the same;

(b)

in respect of the validity or value (or the kind or amount) of the Exchange Property which may at any time be made payable or delivered upon the exchange of any Bond and it makes no representation with respect thereto;

(c)

to appoint or to ensure the appointment of an investment bank of international repute to arrange for any matter to be Independently Determined and shall not be responsible to any person for the consequences arising from any delay in appointing or failure to appoint an investment bank or in respect of any determinations made or not made by such investment bank; or

(d)

for any failure of the Issuer or the Guarantor to make available or deliver, or procure the delivery of, any Relevant Securities or make any payment, or procure that payment is made, on the exercise of any Exchange Right;

10.1.14

Unexchanged Bonds: the Trustee shall not be liable by reason of any exercise of its discretion to elect to exercise the Exchange Rights appertaining to Unexchanged Bonds (as defined under sub-clause 10.1.18 (Exchange by the Trustee)) pursuant to Condition 6(g) (Exchange by the Trustee) and in particular, but without limitation to the foregoing, shall not be liable by reason of the net proceeds of sale of the Exchange Property referred to in Condition 6(g) (Exchange by the Trustee) not exceeding 5 per cent. or more of the amount of the redemption moneys which would otherwise be payable in respect of the Unexchanged Bonds;

10.1.15

Defect in title: the Trustee shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of the Issuer to the Exchange Property or any part thereof whether such defect or failure was known to the Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not;

10.1.16

Loss: the Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss, diminution in value or theft of all or part of the Exchange Property and shall not be obliged to insure or to procure the insurance of all or any part of the Exchange Property;

10.1.17

Investigation: without prejudice to the generality of sub-clause 10.1.16 (Loss), the Trustee shall not be bound or concerned to make any investigation into the creditworthiness of Telecom Italia S.p.A. or the validity of Telecom Italia S.p.A.'s obligations in respect of that part of the Exchange Property comprising Relevant Securities;

10.1.18

Exchange by the Trustee: in accordance with and subject to the requirements of Condition 6(g) (Exchange by the Trustee) the Trustee may, at its absolute discretion (and without any responsibility for any loss occasioned thereby or profit that may otherwise have arisen had the Trustee exercised its discretion pursuant to Condition 6(g) (Exchange by the Trustee)), elect (on behalf of the relevant Bondholders) to exercise the Exchange Rights in respect of any Bonds which Exchange Rights have not previously been exercised by Bondholders ("Unexchanged Bonds") and shall, as soon as practicable, sell or procure the sale of any such Exchange Property (other than cash amounts), and shall be entitled to deduct any amount which it determines to be payable in respect of its liability to taxation and the payment of any capital, stamp, issue or registration duties (if any) and any costs incurred by the Trustee in connection with the exchange, allotment and sale thereof or in connection with the associated redemption of the Bonds) from the net proceeds of sale of such Exchange Property or cash amounts held as part of the relevant Exchange Property; and

10.1.19

Rights Issues: if, in accordance with Condition 7(d) (Rights Issues), the Issuer fails to notify the Trustee of a Rights Issue and the Trustee has actual knowledge of a Rights Issue the Trustee may at its absolute discretion, without being liable for any loss occasioned thereby or by not so doing, determine that the Issuer shall be deemed to have elected for the sale of such rights and require the Issuer to procure that the number of Ordinary Shares or other securities or options, warrants or rights to be added to the Exchange Property be Independently Determined.

10.2

Trustee's powers and duties

10.2.1

Trustee's determination: The Trustee may determine whether or not a default in the performance or observance by the Issuer or the Guarantor of any obligation under the provisions of this Trust Deed or contained in the Bonds is capable of remedy and/or materially prejudicial to the interests of the Bondholders and if the Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Bondholders, such certificate shall be conclusive and binding upon the Issuer, the Guarantor and the Bondholders;

10.2.2

Determination of questions: the Trustee as between itself and the Bondholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders;

10.2.3

Trustee's discretion: the Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by this Trust Deed or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Trustee shall not be responsible for any loss, costs, damages, expenses or inconveniences that may result from the exercise or non-exercise thereof but whenever the Trustee is under the provisions of this Trust Deed bound to act at the request or direction of the Bondholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing;

10.2.4

Trustee's consent: any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee may require;

10.2.5

Conversion of currency: where it is necessary or desirable for any purpose in connection with this Trust Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Trustee in its absolute discretion as relevant and any rate, method and date so specified shall be binding on the Issuer, the Guarantor and the Bondholders;

10.2.6

Application of proceeds: the Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Bonds, the exchange of any Temporary Global Bond for any Permanent Global Bond or any Permanent Global Bond for definitive Bonds or the delivery of any Bond to the persons entitled to them;

10.2.7

Error of judgment: the Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters;

10.2.8

Agents: the Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money) and the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

10.2.9

Delegation: the Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Bondholders and the Trustee shall not be bound to supervise the proceedings or acts of and shall not in any way or to any extent be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by  reason of the misconduct, omission or default on the part of such delegate or sub-delegate;

10.2.10

Custodians and nominees: the Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Trustee may determine, including for the purpose of depositing with a custodian this Trust Deed or any document relating to the trust created hereunder and the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer; and

10.2.11

Confidential information: the Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder confidential, price sensitive or other information made available to the Trustee by the Issuer or the Guarantor in connection with this Trust Deed and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information.

10.3

Financial matters

10.3.1

Professional charges: any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person;

10.3.2

Expenditure by the Trustee: nothing contained in this Trust Deed shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it; and

10.3.3

Trustee may enter into financial transactions with the Issuer and/or the Guarantor and/or Telecom Italia S.p.A.:  no Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., and neither the Trustee nor any such director or officer shall be accountable to the Bondholders, the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any of their respective Subsidiaries and/or Telecom Italia S.p.A., for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit.

10.4

Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by this Trust Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.

10.5

Trustee liable for negligence

None of the provisions of this Trust Deed (with particular reference to the provisions of Articles 10.1 and 10.2) shall in any case in which the Trustee has failed to show the degree of care and diligence required by it as trustee, having regard to the provisions of this Trust Deed conferring on the Trustee any powers, authorities or discretions, relieve or indemnify the Trustee against any loss, liability, expense, demand, cost, claim or proceedings for breach of trust or any loss, liability, expense, demand, cost, claim or proceedings which by virtue of any rule of law would otherwise attach to it in respect of any negligence, wilful default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Trust Deed.

11.

COSTS AND EXPENSES

11.1

Remuneration:

11.1.1

Normal Remuneration:  The Issuer (failing whom the Guarantor) shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee.  Such remuneration shall be payable in advance on the anniversary of the date hereof in each year and the first payment shall be made on the date hereof.  Such remuneration shall accrue from day to day and be payable (in priority to payments to the Bondholders) up to and including the date when, all the Bonds having become due for redemption, the redemption moneys have been paid to the Principal Paying and Exchange Agent or the Trustee, provided that if upon due presentation (if required pursuant to the Conditions) of any Bond or any cheque, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue;

11.1.2

Extra Remuneration:  In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee being requested by the Issuer or the Guarantor to undertake duties which the Trustee and the Issuer or the Guarantor agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them;

11.1.3

Value added tax:  The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed;

11.1.4

Failure to agree:  In the event of the Trustee and the Issuer failing to agree:

(a)

(in a case to which sub-clause 11.1.1 (Normal Remuneration) applies) upon the amount of the remuneration; or

(b)

(in a case to which sub-clause 11.1.2 (Extra Remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or upon such additional remuneration;

such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant bank being payable by the Issuer) and the determination of any such merchant bank shall be final and binding upon the Trustee and the Issuer;

11.1.5

Expenses:  The Issuer shall also pay or discharge all costs, charges and expenses incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed;

11.1.6

Indemnity:  The Issuer shall indemnify the Trustee:

(a)

in respect of all liabilities and expenses incurred by it or by any Appointee or other person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed; and

(b)

against all liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to this Trust Deed provided that it is expressly stated that Clause 10.5 (Trustee liable for negligence) shall apply in relation to these provisions;

11.1.7

Payment of amounts due:  All amounts payable pursuant to sub-clauses 11.1.5 (Expenses) and 11.1.6 (Indemnity) shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest from the date specified in such demand at the rate in the Euro market for deposits in Euro for the period of three months which appears on the date specified in such demand, on the display page designated 248 on Moneyline Telerate Service (or such other page as may replace that page on that service, or such other page as may be nominated as the information vendor, for the purpose of displaying comparable rates) as of 11.00 a.m. (London time) (the "Euribor"), and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Trustee so requires) carry interest at the rate of two per cent. above the Euribor from the date specified in such demand.  All remuneration payable to the Trustee shall carry interest at such rate from the due date thereof; and

11.1.8

Discharges:  Unless otherwise specifically stated in any discharge of this Trust Deed the provisions of this Clause 11.1 (Remuneration) shall continue in full force and effect notwithstanding such discharge.

11.2

Stamp duties

The Issuer will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable in the United Kingdom, The Netherlands and the Republic of Italy on:

11.2.1

the constitution and issue of the Bonds;

11.2.2

the initial delivery of the Bonds;

11.2.3

the delivery of Exchange Property and/or any documents necessary to effect the transfer of Exchange Property to or to the order of the relevant Bondholders, excluding the exchange of the Bonds into Exchange Property or the exercise by any Bondholder of the Exchange Rights or the Trustee exercising rights pursuant to Condition 6(g) (Exchange by the Trustee) and for the avoidance of doubt excluding any Exchange Expenses payable in accordance with Condition 6(d) (Procedure for Exchange) which shall be payable in the manner set out in clause 10.2 of the Agency Agreement;

11.2.4

any action taken by the Trustee (or any Bondholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Bonds or this Trust Deed; and

11.2.5

the execution of this Trust Deed.

If the Trustee (or any Bondholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer or the Guarantor in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Bonds are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer or the Guarantor will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

11.3

Exchange rate indemnity

11.3.1

Currency of Account and Payment: euro (the "Contractual Currency") is the sole currency of account and payment for all sums payable by the Issuer and the Guarantor under or in connection with this Trust Deed and the Bonds, including damages;

11.3.2

Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or the Guarantor or otherwise), by the Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer or the Guarantor will only discharge the Issuer and the Guarantor to the extent of the amount which the recipient is able to purchase Contractual Currency with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

11.3.3

Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds, the Issuer will indemnify it against any loss sustained by it as a result.  In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

11.4

Indemnities separate

The indemnities in this Trust Deed constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Bonds or any other judgment or order.  Any such loss as referred to in sub-clause 11.3.3 (Indemnity) shall be deemed to constitute a loss suffered by the Trustee and the Bondholders and no proof or evidence of any actual loss shall be required by the Issuer or Guarantor or their respective liquidator or liquidators.

12.

APPOINTMENT AND RETIREMENT

12.1

Appointment of Trustees

The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution.  A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof one at least of which shall be a trust corporation.  Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Paying and Exchange Agents and to the Bondholders.  The Bondholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof.  The removal of any trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such removal.

12.2

Co-trustees

Notwithstanding the provisions of Clause 12.1 (Appointment of Trustees), the Trustee may, upon giving prior notice to the Issuer and the Guarantor but without the consent of the Issuer or the Guarantor or the Bondholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

12.2.1

if the Trustee considers such appointment to be in the interests of the Bondholders; or

12.2.2

for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

12.2.3

for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed.

12.3

Attorneys

The Issuer and the Guarantor each hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment.  Such a person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by this Trust Deed) and such duties and obligations as shall be conferred on such person or imposed by the instrument of appointment.  The Trustee shall have power in like manner to remove any such person.  Such proper remuneration as the Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee.

12.4

Retirement of Trustees

Any Trustee for the time being of this Trust Deed may retire at any time upon giving not less than three calendar months' notice in writing to the Issuer and the Guarantor without assigning any reason therefor and without being responsible for any costs occasioned by such retirement.  The retirement of any Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement.   Each of the Issuer and the Guarantor hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause 12.4 it shall use its best endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer does not procure the appointment of a new trustee within three calendar months of such notice being given by the Trustee, the Trustee may appoint a new trustee.

12.5

Competence of a majority of Trustees

Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Trust Deed in the Trustee generally.

12.6

Powers additional

The powers conferred by this Trust Deed upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general  law or as the holder of any of the Bonds.

12.7

Merger

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause 12.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

13.

NOTICES

13.1

Addresses for notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

13.1.1

Issuer:  If to the Issuer, to it at:

Strawinskylaan, 1133
1077 XX Amsterdam

Fax:

+31 20 575 3364

Attention:

Mr Vincenzo Montano

13.1.2

Guarantor:  if to the Guarantor, to it at:

Via G. Jervis 77
10015 Ivrea
Italy

Fax:

+39 0125 523989

Attention:

Finance Department

and

Fax:

+39 0125 522259
Attention:

Legal Department

13.1.3

Trustee:  if to the Trustee, to it at:

Trinity Tower
9 Thomas More Street
London
E1W 1YT

Fax:

+44 20 7777 5410

Attention:

Manager, Trust Administration

13.2

Effectiveness

Every notice or other communication sent in accordance with Clause 13.1 (Addresses for notices) if sent by letter, shall be deemed to have been delivered 7 days after the time of despatch and if sent by fax, shall be deemed to have been delivered at the time of despatch provided that the correct error-free transmission report is received; provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

14.

LAW AND JURISDICTION

14.1

Governing law

This Trust Deed and the Bonds and all matters arising from or connected with them are governed by, and shall be construed in accordance with, English law.

14.2

English courts

The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute"), arising from or connected with this Trust Deed or the Bonds (including a dispute regarding the existence, validity or termination of this Trust Deed or the Bonds) or the consequences of their nullity.

14.3

Appropriate forum

The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

14.4

Rights of the Trustee and Bondholders to take proceedings outside England

Clause 14.2 (English courts) is for the benefit of the Trustee and the Bondholders only.  As a result, nothing in this Clause 14 (Law and Jurisdiction) prevents the Trustee or any of the Bondholders from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction.  To the extent allowed by law, the Trustee or any of the Bondholders may take concurrent Proceedings in any number of jurisdictions.

14.5

Process agent

Each of the Issuer and the Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Clifford Chance Secretaries Limited at 200 Aldersgate Street, London EC1A 4JJ or, if different, its registered office for the time being or at any address of the Issuer or the Guarantor in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985.  If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer and the Guarantor, the Issuer and the Guarantor (acting together) shall, on the written demand of the Trustee, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Trustee shall be entitled to appoint such a person by written notice addressed to the Issuer and the Guarantor.  Nothing in this paragraph shall affect the right of the Trustee or any of the Bondholders to serve process in any other manner permitted by law.  This Clause 14.5 applies to Proceedings in England and to Proceedings elsewhere.

14.6

Attorneys

If the Issuer is represented by an attorney or attorneys in connection with the signing and/or execution and/or delivery of this Trust Deed or any agreement or document referred to herein or made pursuant hereto and the relevant powers of attorney is or are expressed to be governed by the laws of a particular jurisdiction, it is hereby expressly acknowledged and accepted by the other parties hereto that such laws shall govern the existence and extent of such attorney's or attorney's authority and the effects of the exercise thereof.

15.

SEVERABILITY

In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.

COUNTERPARTS

This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

SCHEDULE 1

Part A

Form of Temporary Global Bond

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

OLIVETTI FINANCE N.V.

(incorporated with limited liability under
the laws of The Netherlands and having its corporate domicile in Amsterdam)

EUR 385,020,000

Zero Coupon Guaranteed Exchangeable Bonds due 2004

exchangeable into ordinary shares of Telecom Italia S.p.A.

guaranteed by

OLIVETTI S.p.A.

(incorporated with limited liability under
the laws of the Republic of Italy)

TEMPORARY GLOBAL BOND

1.

INTRODUCTION

This Temporary Global Bond is issued in respect of the EUR 385,020,000 zero coupon guaranteed exchangeable bonds due 2004 (the "Bonds") of Olivetti Finance N.V. (the "Issuer").  The Bonds are subject to, and have the benefit of, a trust deed dated 20 September 2002 (as amended or supplemented from time to time, the "Trust Deed") between the Issuer, Olivetti S.p.A. as guarantor (the "Guarantor") and JPMorgan Trustee and Depositary Company Limited as trustee (the "Trustee", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of an agency agreement dated 20 September 2002 (as amended or supplemented from time to time, the "Agency Agreement") and made between the Issuer, the Guarantor, JPMorgan Chase Bank as principal paying and exchange agent (the "Principal Paying and Exchange Agent", which expression includes any successor principal paying and exchange agent appointed from time to time in connection with the Bonds), the other paying and exchange agents named therein (together with the Principal Paying and Exchange Agent, the "Paying and Exchange Agents", which expression includes any successor or additional paying and exchange agents appointed from time to time in connection with the Bonds) and the Trustee.

2.

REFERENCES TO CONDITIONS

Any reference herein to the "Conditions" is to the terms and conditions of the Bonds scheduled to the Trust Deed and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.  Words and expressions defined in the Conditions shall have the same meanings when used in this Temporary Global Bond.

3.

PROMISE TO PAY

The Issuer, for value received, promises to pay to the bearer of this Temporary Global Bond the principal sum of

EUR 385,020,000

(THREE HUNDRED AND EIGHTY-FIVE MILLION TWENTY THOUSAND EURO)

on 19 March 2004 or on such earlier date or dates as the same may become payable in accordance with the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

4.

NEGOTIABILITY

This Temporary Global Bond is negotiable and, accordingly, title to this Temporary Global Bond shall pass by delivery.

5.

EXCHANGE

On or after the day following the expiry of 40 days after the date of issue of this Global Bond (the "Exchange Date"), the Issuer shall procure (in the case of first exchange) the delivery of a permanent global bond (the "Permanent Global Bond") in substantially the form set out in Part B of Schedule 1 (Form of Permanent Global Bond) to the Trust Deed to the bearer of this Temporary Global Bond or (in the case of any subsequent exchange) an increase in the principal amount of the Permanent Global Bond in accordance with its terms against:

(a)

presentation and (in the case of final exchange) surrender of this Global Bond at the specified office of the Principal Paying and Exchange Agent; and

(b)

receipt by the Principal Paying and Exchange Agent of a certificate or certificates issued by Euroclear and/or Clearstream, Luxembourg dated not earlier than the Exchange Date and in substantially the form set out in Schedule 3 (Form of Euroclear/Clearstream, Luxembourg Certification) hereto.

The principal amount of the Permanent Global Bond shall be equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Clearstream, Luxembourg and received by the Principal Paying and Exchange Agent; provided, however, that in no circumstances shall the principal amount of the Permanent Global Bond exceed the initial principal amount of this Temporary Global Bond.

6.

WRITING DOWN

On each occasion on which:

(a)

the Permanent Global Bond is delivered or the principal amount thereof is increased in accordance with its terms in exchange for a further portion of this Global Bond; or

(b)

Bonds represented by this Temporary Global Bond are to be cancelled,

the Issuer shall procure that (a) the principal amount of the Permanent Global Bond, the principal amount of such increase or (as the case may be) the aggregate principal amount of such Bonds and (b) the remaining principal amount of this Temporary Global Bond (which shall be the previous principal amount hereof less the aggregate of the amounts referred to in (a) are noted in Schedule 1 (Payments, Exchange and Cancellation of Bonds) hereto, whereupon the principal amount of this Temporary Global Bond shall for all purposes be as most recently so noted.

7.

PAYMENTS

All payments in respect of this Temporary Global Bond shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Temporary Global Bond at the Specified Office of any Paying and Exchange Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Bonds.

8.

CONDITIONS APPLY

Until this Temporary Global Bond has been exchanged as provided herein or cancelled in accordance with the Agency Agreement, the bearer of this Temporary Global Bond shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of Bonds in definitive form in substantially the form set out in Part A of Schedule 2 (Form of Definitive Bond) to the Trust Deed in the denomination of EUR 10,000 and in an aggregate principal amount equal to the principal amount of this Global Bond.

9.

NOTICES

Notwithstanding Condition 19 (Notices), while all the Bonds are represented by this Temporary Global Bond (or by this Temporary Global Bond and the Permanent Global Bond) and this Temporary Global Bond is (or this Temporary Global Bond and the Permanent Global Bond are) deposited with a common depositary for Euroclear and Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg and, in any case, such notices shall be deemed to have been given to the Bondholders in accordance with Condition 19 (Notices) on the date of delivery to Euroclear and Clearstream, Luxembourg; provided, however, that, so long as the Bonds are listed on the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

10.

AUTHENTICATION

This Temporary Global Bond shall not be valid for any purpose until it has been authenticated for and on behalf of JPMorgan Chase Bank as principal paying and exchange agent.

11.

GOVERNING LAW

This Temporary Global Bond and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual/facsimile signature of a duly authorised person on behalf of the Issuer.

OLIVETTI FINANCE N.V.

By:

..............................

[manual or facsimile signature]
(duly authorised)

ISSUED on 20 September 2002

AUTHENTICATED for and on behalf of

JPMORGAN CHASE BANK

as principal paying and exchange agent

without recourse, warranty or liability

By:

..............................

[manual signature]

(duly authorised)

Schedule 1

PAYMENTS, EXCHANGE AND CANCELLATION OF BONDS

Date of payment, delivery or cancellation	Principal amount of Permanent Global Bond then delivered or by which Permanent Global Bond then increased	Aggregate principal amount of Bonds then cancelled	Authorised Signature	Remaining principal amount of this Temporary Global Bond

Schedule 2

FORM OF ACCOUNTHOLDER'S CERTIFICATION

OLIVETTI FINANCE N.V.

(incorporated with limited liability under
the laws of The Netherlands and having its corporate domicile in Amsterdam)

EUR 385,020,000

Zero Coupon Guaranteed Exchangeable Bonds due 2004

exchangeable into ordinary shares of Telecom Italia S.p.A.

guaranteed by

OLIVETTI S.p.A.

(incorporated with limited liability under
the laws of the Republic of Italy)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (c) (whether or not also described in clause (a) or (b)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (1) non-U.S. person(s) or (2) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act.  As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to EUR ………………… of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:

[                             ]

[name of account holder]

as, or as agent for,

the beneficial owner(s) of the Securities

to which this certificate relates.

By:

...................................
Authorised signatory

Schedule 3

FORM OF EUROCLEAR/CLEARSTREAM, LUXEMBOURG CERTIFICATION

OLIVETTI FINANCE N.V.

(incorporated with limited liability under
the laws of The Netherlands and having its corporate domicile in Amsterdam)

EUR 385,020,000

Zero Coupon Guaranteed Exchangeable Bonds due 2004
exchangeable into ordinary shares of Telecom Italia S.p.A.

guaranteed by

OLIVETTI S.p.A.

(incorporated with limited liability under
the laws of the Republic of Italy)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the temporary global bond issued in respect of the securities, as of the date hereof, EUR ………………… principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (c) (whether or not also described in clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the temporary global bond issued in respect of the Securities.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:

[                             ]

Euroclear Bank S.A./N.V.

as operator of the Euroclear System

or

Clearstream Banking, société anonyme, Luxembourg

By:

....................................
Authorised signatory

SCHEDULE 1

Part A

Form of Permanent Global Bond

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

OLIVETTI FINANCE N.V.

(incorporated with limited liability under the laws of

The Netherlands and having its corporate domicile in Amsterdam)

EUR 385,020,000

Zero Coupon Guaranteed Exchangeable Bonds due 2004

exchangeable into ordinary shares of Telecom Italia S.p.A.

guaranteed by

OLIVETTI S.p.A.

(incorporated with limited liability under

the laws of the Republic of Italy)

PERMANENT GLOBAL BOND

1.

INTRODUCTION

This Global Bond is issued in respect of the EUR 385,020,000 zero coupon guaranteed exchangeable bonds due 2004 (the "Bonds") of Olivetti Finance N.V. (the "Issuer").  The Bonds are subject to, and have the benefit of, a trust deed dated 20 September 2002 (as amended or supplemented from time to time, the "Trust Deed") between the Issuer, Olivetti S.p.A. (the "Guarantor") and JPMorgan Trustee and Depositary Company Limited as trustee (the "Trustee", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of an agency agreement dated 20 September 2002 (as amended or supplemented from time to time, the "Agency Agreement") and made between the Issuer, the Guarantor, JPMorgan Chase Bank as principal paying and exchange agent (the "Principal Paying and Exchange Agent", which expression includes any successor principal paying and exchange agent appointed from time to time in connection with the Bonds), the other paying and exchange agents named therein (together with the Principal Paying and Exchange Agent, the "Paying and Exchange Agents", which expression includes any successor or additional paying and exchange agents appointed from time to time in connection with the Bonds) and the Trustee.

2.

REFERENCES TO CONDITIONS

Any reference herein to the "Conditions" is to the terms and conditions of the Bonds set out in  (Terms and Conditions of the Bonds) hereto and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.  Words and expressions defined in the Conditions shall have the same meanings when used in this Global Bond.

3.

PROMISE TO PAY

The Issuer, for value received, promises to pay to the bearer of this Global Bond the principal sum of

EUR 385,020,000

(THREE HUNDRED AND EIGHTY-FIVE MILLION TWENTY THOUSAND EURO)

on 19 March 2004 or on such earlier date or dates as the same may become payable in accordance with the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

4.

NEGOTIABILITY

This Global Bond is negotiable and, accordingly, title to this Global Bond shall pass by delivery.

5.

EXCHANGE

This Global Bond will be exchanged, in whole but not in part only, for Bonds in definitive form ("Definitive Bonds") in substantially the form set out in  of  (Form of Definitive Bonds) to the Trust Deed if either of the following events (each, an "Exchange Event") occurs:

(a)

Euroclear Bank S.A./N.V. as operator of the Euroclear System ("Euroclear") or Clearstream Banking, société anonyme, Luxembourg ("Clearstream, Luxembourg") is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or

(b)

any of the circumstances described in Condition 11 (Events of Default) occurs.

6.

DELIVERY OF DEFINITIVE BONDS

Whenever this Global Bond is to be exchanged for Definitive Bonds, the Issuer shall procure the prompt delivery of such Definitive Bonds, duly authenticated, in an aggregate principal amount equal to the principal amount of this Global Bond to the bearer of this Global Bond against the surrender of this Global Bond at the Specified Office (as defined in the Conditions) of the Principal Paying and Exchange Agent within 30 days of the occurrence of the relevant Exchange Event.

7.

WRITING DOWN

On each occasion on which:

(a)

a payment of principal is made in respect of this Global Bond;

(b)

Definitive Bonds are delivered; or

(c)

Bonds represented by this Global Bond are to be cancelled,

the Issuer shall procure that (i) the amount of such payment and the aggregate principal amount of such Bonds and (ii) the remaining principal amount of this Global Bond (which shall be the previous principal amount hereof less the aggregate of the amounts referred to in (i) above) are noted in Schedule 1 (Payments, Exchanges Against Temporary Global Bond, Delivery of Definitive Bonds and Cancellation of Bonds) hereto, whereupon the principal amount of this Global Bond shall for all purposes be as most recently so noted.

8.

WRITING UP

If this Global Bond was originally issued in exchange for part only of a temporary global bond representing the Bonds, then, if at any time any further portion of such temporary global bond is exchanged for an interest in this Global Bond, the principal amount of this Global Bond shall be increased by the amount of such further portion, and the Issuer shall procure that the principal amount of this Global Bond (which shall be the previous principal amount hereof plus the amount of such further portion) is noted in Schedule 1 (Payments, Exchanges Against Temporary Global Bond, Delivery of Definitive Bonds and Cancellation of Bonds) hereto, whereupon the principal amount of this Global Bond shall for all purposes be as most recently so noted.

9.

PAYMENTS

All payments in respect of this Global Bond shall be made against presentation and (in the case of payment of principal in full) surrender of this Global Bond at the specified office of any Paying and Exchange Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Bonds.

10.

CONDITIONS APPLY

Until this Global Bond has been exchanged as provided herein or cancelled in accordance with the Agency Agreement, the bearer of this Global Bond shall be subject to the Conditions and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if it were the holder of Definitive Bonds in the denomination of EUR 10,000 and in an aggregate principal amount equal to the principal amount of this Global Bond.

11.

NOTICES

Notwithstanding Condition 19 (Notices), while all the Bonds are represented by this Global Bond (or by this Global Bond and a temporary global bond) and this Global Bond is (or this Global Bond and a temporary global bond are) deposited with a common depositary for Euroclear and Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg and, in any case, such notices shall be deemed to have been given to the Bondholders in accordance with the Condition 19 (Notices) on the date of delivery to Euroclear and Clearstream, Luxembourg;  provided, however, that, so long as the Bonds are listed on the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

12.

AUTHENTICATION

This Global Bond shall not be valid for any purpose until it has been authenticated for and on behalf of JPMorgan Chase Bank as principal paying and exchange agent.

13.

GOVERNING LAW

This Global Bond and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual/facsimile signature of a duly authorised person on behalf of the Issuer.

OLIVETTI FINANCE N.V.

By:

..............................

[manual or facsimile signature]
(duly authorised)

ISSUED on [

]

AUTHENTICATED for and on behalf of

JPMORGAN CHASE BANK

as principal paying and exchange agent

without recourse, warranty or liability

By:

..............................

[manual signature]
(duly authorised)

Schedule 1

PAYMENTS, EXCHANGES AGAINST TEMPORARY GLOBAL BOND, DELIVERY OF DEFINITIVE BONDS AND CANCELLATION OF BONDS

Date of payment, exchange, delivery or cancellation	Principal amount of Temporary Global Bond then exchanged	Aggregate principal amount of Definitive Bonds then delivered	Aggregate principal amount of Bonds then cancelled	New principal amount of this Global Bond	Authorised signature

Schedule 2

TERMS AND CONDITIONS OF THE BONDS

SCHEDULE 1

Part A

Form of Definitive Bond

[On the face of the Bond:]

EUR [•],000

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

UNLESS BETWEEN INDIVIDUALS NOT ACTING IN THE CONDUCT OF A BUSINESS OR PROFESSION, EACH TRANSACTION REGARDING THIS NOTE WHICH INVOLVES THE PHYSICAL DELIVERY THEREOF WITHIN, FROM OR INTO THE NETHERLANDS, MUST BE EFFECTED (AS REQUIRED BY THE DUTCH SAVINGS CERTIFICATES ACT (WET INZAKE SPAARBEWIJZEN) OF 21 MAY 1985) THROUGH THE MEDIATION OF THE ISSUER OR AN ADMITTED INSTITUTION OF EURONEXT AMSTERDAM N.V., ADMITTED IN A FUNCTION ON ONE OR MORE OF THE MARKETS OR SYSTEMS OPERATED BY EURONEXT AMSTERDAM N.V. (TOEGELATEN INSTELLING) AND MUST BE RECORDED IN A TRANSACTION NOTE WHICH INCLUDES THE NAME AND ADDRESS OF EACH PARTY TO THE TRANSACTION, THE NATURE OF THE TRANSACTION AND THE DETAILS AND SERIAL NUMBER OF THIS NOTE.

OLIVETTI FINANCE N.V.

(incorporated with limited liability under the laws of

The Netherlands and having its corporate domicile in Amsterdam)

EUR 385,020,000

Zero Coupon Guaranteed Exchangeable Bonds due 2004

exchangeable into ordinary shares of Telecom Italia S.p.A.

guaranteed by

OLIVETTI S.p.A.

(incorporated with limited liability under

the laws of the Republic of Italy)

This Bond is one of a series of zero coupon guaranteed exchangeable bonds due 2004 (the "Bonds") in the denomination of EUR 10,000 and in the aggregate principal amount of EUR 385,020,000 issued by Olivetti Finance N.V. (the "Issuer").  The Bonds are subject to, and have the benefit of, a trust deed dated 20 September 2002 between the Issuer, Olivetti S.p.A. as guarantor and JPMorgan Trustee and Depositary Company Limited as trustee for the holders of the Bonds from time to time.

The Issuer, for value received, promises to pay to the bearer the principal sum of

EUR……………………….

([AMOUNT IN WORDS] EURO)

on 19 March 2004, or on such earlier date or dates as the same may become payable in accordance with the conditions endorsed hereon (the "Conditions"), together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Bond shall not be valid for any purpose until this Bond has been authenticated for and on behalf of JPMorgan Chase Bank as principal paying and exchange agent.

AS WITNESS the facsimile signature of a duly authorised person on behalf of the Issuer.

OLIVETTI FINANCE N.V.

By:

..............................

[manual or facsimile signature]
(duly authorised)

ISSUED on [issue date]

AUTHENTICATED for and on behalf of

JPMORGAN CHASE BANK

as principal paying and exchange agent

without recourse, warranty or liability

By:

..............................

[manual signature]
(duly authorised)

[On the reverse of the Bond:]

TERMS AND CONDITIONS

[As set out in  of ]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AND EXCHANGE AGENT

JPMorgan Chase Bank

Trinity Tower

9 Thomas More Street

London EW1 1YT

PAYING AND EXCHANGE AGENT

J.P. Morgan Bank Luxembourg S.A.

5 rue Plaetis

L-2338, Luxembourg

SCHEDULE 2

Part B

Terms and Conditions of the Bonds

The EUR 385,020,000 Zero Coupon Guaranteed Exchangeable Bonds due 2004 (the "Bonds") and any further bonds issued in accordance with Condition 18 (Further Issues) and consolidated and forming a single series therewith) of Olivetti Finance N.V. (the "Issuer") are constituted by, are subject to, and have the benefit of, a trust deed dated 20 September 2002 (as amended or supplemented from time to time, the "Trust Deed") between the Issuer,  Olivetti S.p.A. ("Olivetti" or "Guarantor") and JPMorgan Trustee and Depositary Company Limited (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the holders of the Bonds (the "Bondholders").  The statements set out in these Terms and Conditions (the "Conditions") are summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the forms of the Bonds.  The Bondholders are entitled to the benefit of, and are bound by, and deemed to have notice of, all the provisions of the Trust Deed and those applicable to them of the agency agreement dated 20 September 2002 (as amended or supplemented from time to time, the "Agency Agreement") between the Issuer, the Guarantor, JPMorgan Chase Bank as principal paying and exchange agent (the "Principal Paying and Exchange Agent", which expression includes any successor principal paying and exchange agent appointed from time to time in connection with the Bonds), the paying and exchange agents named therein (together with the Principal Paying and Exchange Agent, the "Paying and Exchange Agents", which expression includes any successor or additional paying and exchange agents appointed from time to time in connection with the Bonds) and the Trustee.  Copies of each of the Trust Deed and the Agency Agreement are available for inspection at the principal office for the time being of the Trustee (being at the date of issue hereof at Trinity Tower, 9 Thomas More Street, London E1W 1YT), and at the specified offices of the Paying and Exchange Agents.

1.

INTERPRETATION

(a)

Definitions:  In these Conditions:

"Business Day" means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks are open for general business in such place.

"Capital Distribution" means:

(i)

any distribution of assets in specie charged or provided for in the accounts of Telecom Italia for any financial period (whenever paid or made and however described) but excluding a distribution of assets in specie in lieu of, and to a value not exceeding, a cash dividend which would not have constituted a Capital Distribution under (ii) below (and for these purposes a distribution of assets in specie includes without limitation an issue of shares or other securities credited as fully or partly paid up by way of capitalisation of profits or reserves); and

(ii)

any cash dividend or distribution of any kind distributed by Telecom Italia in any 12-month period (whenever paid or made and however described):

(a)

to the extent that, when taken together with any dividend or distribution in cash or any distribution of assets in specie previously made or paid in respect of all financial periods ending after 31 December 2001, it exceeds an amount equal to the aggregate of the consolidated cumulative net profits less the aggregate of any consolidated cumulative net losses (after taxation but including any net realised gains (less any realised losses) made on the disposal of investments and extraordinary items) attributable to the members of Telecom Italia for all periods ending after 31 December 2001 as shown in the audited consolidated accounts of Telecom Italia for such periods (provided that consolidated cumulative net profits shall exclude any amount arising as a result of any reduction of share capital, share premium account or capital redemption reserve but, subject thereto, shall include any profit transferred from any reserve); or

(b)

to the extent that the amount of that dividend or distribution, together with all other dividends or distributions on the class of capital in question distributed in that 12-month period (other than a dividend or distribution which itself was a Capital Distribution), exceeds 175 per cent. of the total amount of dividend or distribution on that class of capital distributed in the 12-month period immediately preceding the 12-month period in question (excluding any dividend or distribution which itself was a Capital Distribution).  To the extent that the amount of any such dividend or distribution does exceed such threshold, and only to that extent, it shall amount to a Capital Distribution within this meaning.  In computing such amounts the value of distributions in specie shall be taken into account and such adjustments as are Independently Determined to be appropriate to the circumstances shall be made; or

(c)

if it comprises a purchase or redemption of share capital of Telecom Italia provided, in the case of purchases of Ordinary Shares by Telecom Italia, that the average price (before expenses) on any one day in respect of such purchases exceeds by more than five per cent. the Prezzo Ufficiale of the Shares either (1) on that date, or (2) where an announcement (excluding for the avoidance of doubt, general authority for such purchases or redemption given by a shareholders meeting of Telecom Italia) has been made of the intention to purchase Ordinary Shares at some future date at a specified price, on the Dealing Day immediately preceding the date of such announcement and, if in the case of either (1) or (2), the relevant day is not a Dealing Day, the immediately preceding Dealing Day.

Where applicable, references in the above definition of "Capital Distribution" (other than paragraph (ii)(c) thereof) to Telecom Italia and Ordinary Shares shall be construed as references to the issuer of any other securities comprised in the Exchange Property and to those securities, as the case may be, and references to "Prezzo Ufficiale" should be construed as references to the middle market price as derived from the Officially Published bid and offer price accordingly; references to "financial period" shall be construed as references to the relevant financial period in relation to which audited financial statements are produced by Telecom Italia or, as the case may be, such other issuer; and references to "31 December 2001" shall be construed as references to the last financial period of such other issuer which ended prior to the Closing Date.

"Calculation Period" has the meaning given in the definition of "Cash Value" below.

"Cash Value" means in relation to any share of the Exchange Property, cash to the value of the aggregate of the following:

(i)

the product of (A) the number of Ordinary Shares comprised in the relevant share of the Exchange Property on the relevant Exchange Date and (B) the simple arithmetic average of the Prezzo Ufficiale for the five consecutive Dealing Days beginning on the Dealing Day following the relevant Election Date (the "Calculation Period");

(ii)

in the case of any series of publicly traded securities comprised in the relevant share of the Exchange Property on the relevant Exchange Date and quoted on the Telematico the product of (A) the number of such publicly traded securities comprised in the relevant share of the Exchange Property on the relevant Exchange Date and (B) the simple arithmetic average of the Prezzo Ufficiale for the relevant Calculation Period;

(iii)

in the case of any other series of publicly traded securities comprised in the relevant share of the Exchange Property on the relevant Exchange Date, the product of (A) the number of such publicly traded securities comprised in the relevant share of the Exchange Property on the relevant Exchange Date and (B) the volume-weighted average of the Officially Published bid and offer prices for one security of each series of such publicly traded securities for the relevant Calculation Period;

(iv)

in the case of any other non-cash assets or publicly traded securities comprised in the relevant share of the Exchange Property on the relevant Exchange Date for which a value cannot be determined pursuant to paragraph (ii) and (iii) above, the Independently Determined value thereof on the Dealing Day following the relevant Election Date; and

(v)

any cash comprised in the relevant share of the Exchange Property (converted, if necessary, into Euro at the spot offered rate of the Principal Paying and Exchange Agent),

provided that if such prices are not available on all of the days during the relevant Calculation Period, then the relevant average of the relevant prices which are available in such Calculation Period shall be used (subject to a minimum of two such relevant prices); provided further that if only one or no such relevant price is available in such Calculation Period the average relevant prices shall be deemed to be the average prices for such Relevant Securities as Independently Determined.

"Closing Date" means 20 September 2002.

"Current Market Price" means, in respect of an Ordinary Share at a particular date, the simple arithmetic average of the Prezzo Ufficiale for the five consecutive Dealing Days ending on the Dealing Day immediately preceding such date (the "Relevant Period"), provided that:

(vi)

if at any time during the Relevant Period the Ordinary Shares shall have been quoted ex-dividend and during some other part of that period the Ordinary Shares shall have been quoted cum-dividend, then:

(a)

if the Ordinary Shares to be delivered do not rank for the dividend in question, the quotations on the dates on which the Ordinary Share shall have been quoted cum-dividend shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the amount of that dividend per Ordinary Share; or

(b)

if the Ordinary Shares to be delivered do rank for the dividend in question, the quotations on the dates on which the Ordinary Shares shall have been quoted ex-dividend shall for the purpose of this definition be deemed to have been the amount thereof increased by such similar amount; and

(i)

if the Ordinary Shares on each of the said five Dealing Days have been quoted cum-dividend in respect of a dividend which has been declared or announced but the Ordinary Shares to be delivered do not rank for that dividend the quotations on each of such dates shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the amount of that dividend per Ordinary Share; and

(ii)

if such bid and offer quotations are not available on each of the said five Dealing Days, then the arithmetic average of such bid and offer quotations which are available in such Relevant Period shall be used (subject to a minimum of two such bid and offer quotations); and

(iii)

if only one or no such bid and offer quotations is available in such Relevant Period the average bid and offer quotations shall be as Independently Determined.

Where references in the above definition of "Capital Distribution" to Telecom Italia and Ordinary Shares are to be construed as references to the issuer of any other securities comprised in the Exchange Property and to those securities, references in the above definition of "Current Market Price" to Ordinary Shares shall also be construed as references to those securities.

"Dealing Day" means, (a) in relation to the Ordinary Shares and any other Relevant Securities which are listed and/or traded on Telematico, a Business Day in Milan and on which Telematico is open for trading, (b) in relation to other Relevant Securities which are listed or traded on another stock exchange or securities market, a Business Day in the place of such exchange or securities market and on which the relevant exchange or securities market is open for trading and (c) in relation to any Relevant Securities which are not listed or traded on any stock exchange or securities market, a Business Day in the relevant place or places applicable to the Relevant Securities in question.

"Election Date" has the meaning given in Condition 6(b) (Exchange—Cash Option).

"Exchange Act" means the United States Securities Exchange Act of 1934.

"Exchange Date" has the meaning given in Condition 6(d) (Exchange—Procedure for Exchange).

"Exchange Expenses" means all amounts expressed to be payable by a Bondholder or the Trustee (as the case may be) pursuant to Condition 6(d) (Exchange—Procedure for Exchange).

"Exchange Notice" has the meaning given in Condition 6(d) (Exchange—Procedure for Exchange).

"Exchange Period" means, subject to Condition 16 (Exchange Following Acceleration) any time (subject to any applicable fiscal or other laws or regulations and as hereinafter provided) from the first day following the expiry of 40 days after the Closing Date to the close of business (at the place where the relevant Bond is deposited for exchange) on the tenth Milan Business Day prior to the Final Maturity Date (both days inclusive); provided that if the final such date for the exercise of Exchange Rights is not a Business Day at the place aforesaid then Exchange Rights shall end on the immediately preceding Business Day at the place aforesaid.

"Exchange Property" means, at the Closing Date, 41,400,000 Ordinary Shares and thereafter shall include such other securities (if any) and such other property (if any) as may be available from time to time for exchange as described in Condition 7 (Exchange Property).

"Exchange Right" has the meaning given in Condition 6(a) (Exchange—Exchange Right).

"Extraordinary Resolution" has the meaning given in the Trust Deed.

"Final Date" means in relation to any Offer or compulsory acquisition, the first date upon which the Offer Consideration is made available to the record holder of the Relevant Securities.

"Final Maturity Date" means 19 March 2004.

"Guarantee" means, in relation to any Indebtedness of any Person, any obligation of another Person to pay such Indebtedness including (without limitation):

(i)

any obligation to purchase such Indebtedness;

(ii)

any obligation to lend money, to purchase or subscribe shares or other securities or to purchase assets or services in order to provide funds for the payment of such Indebtedness;

(iii)

any indemnity against the consequences of a default in the payment of such Indebtedness; and

(iv)

any other agreement to be responsible for such Indebtedness.

"Guarantee of the Bonds" means the unconditional and irrevocable guarantee given by the Guarantor and contained in the Trust Deed of the due and punctual payment of all sums from time to time payable by the Issuer in respect of the Bonds and the performance by the Issuer of the Issuer's other obligations under the Bonds.

"Guarantor's Group" means the Guarantor and its Material Subsidiaries.

"Independently Determined" means determined in good faith by an independent investment bank of international repute, selected by the Issuer and approved in writing by the Trustee, acting as an expert (at the expense of the Issuer).

"Indebtedness" means any financial obligation (whether present or future, actual or contingent) for the payment or repayment of money which has been borrowed or raised.

"Issue Price" means, in respect of any Bond, 100 per cent. of its principal amount.

"Material Subsidiary" means a Subsidiary of the Issuer or (as the case may be) the Guarantor whose consolidated net revenues or consolidated net assets as shown on its most recent audited consolidated financial statements represent 50 per cent. or more of the consolidated net revenues or consolidated net assets, respectively, of the Issuer or (as the case may be) the Guarantor, as shown in its most recent audited consolidated financial statements.

"Milan Business Day" means a day (other than a Saturday or a Sunday) on which commercial banks are open for business in Milan.

"Notification Date" means a day on which a Bondholder gives an Exchange Notice.

"Offer" means, in respect of any Relevant Securities, an offer to acquire such Relevant Securities, whether expressed as a legal offer, an invitation to treat, a scheme with regard to such acquisition or in any other way, in circumstances where such offer is available to all holders of the applicable Relevant Securities or all such holders other than any holder who is, or is connected with, or is deemed to be acting in concert with, the person making such offer (or is excluded from the offer by reason of being connected with one or more specific jurisdictions).

"Offer Consideration" means consideration offered for Relevant Securities pursuant to an Offer or a compulsory acquisition (as the case may be).

"Officially Published" means quoted by Telematico or, if the Ordinary Shares (and/or such other Relevant Securities) are not quoted by Telematico; an Independently Determined equivalent official price source of any other stock exchange or securities market on which the Ordinary Shares (and/or any other Relevant Securities) are listed or quoted).

"Ordinary Shares" means, subject as provided in Condition 7(c) (Exchange Property—Sub-division, Consolidation and Redenomination), existing fully paid ordinary shares, currently of EUR 0.55 par value each, of Telecom Italia.

"outstanding" has the meaning given in the Trust Deed.

"Payment Business Day" means, in respect of any place of presentation of any Bond, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a Euro account as referred to in Condition 9 (Payments), on which the TARGET System is open.

"Permitted Reorganisation" means:

(a)

in respect of any Person other than the Guarantor or the Issuer, any amalgamation, reorganisation or restructuring whilst solvent of that Person; and

(b)

in respect of the Guarantor, any Permitted Universal Succession.

"Permitted Universal Succession" means any "fusione" (such expression bearing the meaning ascribed to it by the laws of the Republic of Italy) or any other amalgamation, reorganisation or restructuring whilst solvent of the Guarantor which satisfies the following conditions:

(c)

it is part of a related sequence of events whereby, during or upon completion of the sequence, all or substantially all of the rights and obligations of the Guarantor (including all of the obligations of the Guarantor under or in respect of the Bonds and the Trust Deed) will be assumed in accordance with applicable Italian law by another Person which, immediately before such assumption, was a member of the Guarantor's Group; and

(d)

the Trustee has received an opinion from independent Italian legal advisers approved by it confirming to its satisfaction that the relevant amalgamation, reorganisation or restructuring falls within (a) above.

"Person" means any individual, company, corporation, firm, partnership, joint venture, association, organisation, state or agency of a state or other entity, whether or not having separate legal personality.

"Prezzo Ufficiale" has the meaning given to it in article 1.3 of the Italian Securities Markets Regulations (Regolamento dei Mercati Organizzati e Gestiti dalla Borsa Italiana S.p.A.) approved by the resolutions of the shareholders' meeting of Borsa Italiana S.p.A. held on 29 April 2002 and approved by CONSOB by resolution no. 13655 dated 9 July 2002.

"pro rata share" means, for any Bond at any time, a fractional share of the Exchange Property of which the numerator shall be the principal amount of the relevant Bond and the denominator shall be the aggregate principal amount of the Bonds (including the Bond to which the pro rata share relates) which are outstanding at such time.

"Relevant Indebtedness" means any Indebtedness (excluding, for the avoidance of any doubt, any bank loans) which is in the form of or represented by any bond, note, debenture, debenture stock, loan stock, certificate or other instrument which is, or is capable of being, listed, quoted or traded on any stock exchange or in any securities market (including, without limitation, any over-the-counter market).

"Relevant Securities" means Ordinary Shares and/or any other securities (including, without limitation, any options, warrants, rights or evidence of indebtedness) of the one or more series comprised in the Exchange Property from time to time.

"Securities Act" means the United States Securities Act of 1933.

"Security Interest" means any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction but excluding any such security interest over the property of any Person incorporated or merged into or acquired by the Issuer or (as the case may be) the Guarantor (including for the avoidance of doubt, any property of any Subsidiary of such a Person) after 1 January 1999 and existing immediately prior to such incorporation, merger or acquisition.

"Settlement Date" means a date specified by the Issuer being not later than the twelfth Milan Business Day after the relevant Exchange Date.

"Specified Date" means in relation to any Offer, the final date for acceptance of that Offer (without taking account of any extension thereto unless such extension is announced prior to such final date).

"Subsidiary" means, in relation to any Person (the "first Person") at any particular time, any other Person (the "second Person"):

(i)

whose affairs and policies the first Person controls or has the power to control, whether by ownership of share capital, contract, the power to appoint or remove a majority of the members of the governing body of the second Person or otherwise; or

(ii)

whose financial statements are, in accordance with applicable law and generally accepted accounting principles, consolidated with those of the first Person.

"TARGET Settlement Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

"Telecom Italia" means Telecom Italia S.p.A.

"Telecom Italia ADR facility" means the American Depositary Receipt Facility of Telecom Italia.

"Telematico" means the Mercato Telematico Azionario (MTA) della Borsa Italiana S.p.A.

"Unexchanged Bonds" has the meaning given in Condition 6(h) (Exchange—Exchange by the Trustee).

"U.S. person" has the meaning given to it in Regulation S.

"United States" has the meaning given to it in Regulation S.

(b)

Construction of certain references: In the event of any Permitted Universal Succession, each reference to the Guarantor in these Conditions shall thereupon be construed as a reference to the Person which pursuant to the Permitted Universal Succession has assumed all or substantially all of the rights and obligations of the Guarantor.

2.

FORM AND DENOMINATION

The Bonds are in bearer form and in the denomination of EUR 10,000.  Bonds of one denomination will not be exchangeable for Bonds of another denomination.  Title to the Bonds will pass by delivery.  The holder of any Bond shall (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing thereon or any notice of any previous loss or theft thereof) and no person shall be liable for so treating such holder.  No person shall have any right to enforce any term or condition of the Bonds or the Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

3.

STATUS

(a)

Status of the Bonds:  The Bonds constitute direct, general and unconditional obligations of the Issuer which will at all times rank pari passu among themselves and (subject as provided in Condition 5 (Negative Pledge)) at least pari passu with all other present and future unsecured obligations of the Issuer, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

(b)

Guarantee of the Bonds:  The Guarantee of the Bonds constitutes direct, general and unconditional obligations of the Guarantor which will (subject as provided in Condition 5 (Negative Pledge)) at all times rank at least pari passu with all its other present and future unsecured obligations, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

4.

NEGATIVE PLEDGE

So long as any Bond remains outstanding, the Issuer and the Guarantor shall not, and the Issuer and the Guarantor shall procure that none of their respective Material Subsidiaries will, create or permit to subsist any Security Interest upon the whole or any part of their present or future undertaking, assets or revenues to secure any Relevant Indebtedness or any Guarantee of Relevant Indebtedness without (a) at the same time or prior thereto securing the Bonds equally and rateably therewith or otherwise in a manner satisfactory to the Trustee or (b) providing such other security for the Bonds as the Trustee may, in its absolute discretion, deem to be not materially less beneficial to the Bondholders or as may be approved by an Extraordinary Resolution of the Bondholders.

5.

INTEREST

The Bonds do not bear interest unless payment of any amount in respect of any Bond is improperly withheld or refused, in which case such unpaid amount will bear interest (both before and after judgment) from the date of default to the earlier of (i) the day on which all sums due in respect of such Bond up to but excluding that day are received by or on behalf of the relevant Bondholder and (ii) the day seven days after the Principal Paying and Exchange Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to but excluding that seventh day (except to the extent that there is a failure in the subsequent payment to the relevant Bondholders  under these Conditions) at the rate of interest per annum determined by the Principal Paying and Exchange Agent as being equal to the rate in the Euro market for deposits in Euro for the period of three months, on the date of such default which appears on the display page designated 248 on Moneyline Telerate Service (or such other page as may replace that page on that service, or such other page as may be nominated as the information vendor, for the purpose of displaying comparable rates) as of 11.00 a.m. (London time).  If interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

6.

EXCHANGE

(a)

Exchange Right:  Each Bondholder, upon written certification that such Bondholder is not a U.S. person, is not located in the United States and is not exercising Exchange Rights on behalf of a U.S. person, shall have the right, subject as provided in these Conditions and to any applicable fiscal or other laws and regulations and in the manner described below, to have all or any of its Bonds redeemed (without involving part only of a Bond) at their principal amount in exchange for a pro rata share of the Exchange Property. Such redemption of a Bond and acquisition of a pro rata share of the Exchange Property is referred to herein as an "exchange" and the right of a Bondholder to require redemption together with its right and obligation to have the redemption amount applied on its behalf in acquiring the pro rata share of the Exchange Property as the "Exchange Right". Upon exercise of Exchange Rights, the Issuer shall, except as otherwise provided in these Conditions, as of the relevant Exchange Date, so redeem any Bond delivered for exchange and deliver or procure the delivery or transfer into the name of the relevant former Bondholder (or as it may direct) of a pro rata share of the Exchange Property at the Exchange Date. Telecom Italia shares deliverable upon exercise of the Exchange Right may not be deposited in the Telecom Italia ADR facility.

(b)

Cash Option:  The Issuer shall be entitled upon the delivery of the Exchange Notice by a Bondholder (or, where the Trustee shall have exercised its rights pursuant to Condition 6(g) (Exchange—Exchange by the Trustee), the Trustee) to purchase the Bonds which are the subject of the Exchange Notice the Cash Value of the relevant Bondholder's pro rata share of the Exchange Property, provided that the day on which the Issuer gives notice to the relevant Bondholder of its intention to do so (the "Election Date") falls after the relevant Notification Date and not later than the relevant Exchange Date. Thereupon the relevant Bond will not be redeemed but will be purchased.  Payment, together with repayment of any amount in respect of Exchange Expenses tendered with the relevant Exchange Notice, shall be effected not later than three Milan Business Days following the end of the relevant Calculation Period.

(c)

Exchange Period:  Exchange Rights shall be exercisable at any time during the Exchange Period, subject as provided herein. The Exchange Right in respect of any Bond in respect of which any conditions required for exchange have not been satisfied by the expiry of the Exchange Period shall thereupon terminate. Subject as provided in Condition 16 (Exchange Following Acceleration), an Exchange Right may not be exercised following the giving of notice by the Trustee pursuant to Condition 11 (Events of Default).

(d)

Procedure for Exchange:  An Exchange Right may be exercised during the Exchange Period by delivering to the specified office of any Paying and Exchange Agent during its usual business hours, a duly completed and signed notice of exchange (an "Exchange Notice") in the form (for the time being current) obtainable from any Paying and Exchange Agent. Exchange Rights shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Paying and Exchange Agent to whom the relevant Exchange Notice is delivered is located.

The exchange date in respect of a Bond (the "Exchange Date") shall be either:

(i)

the fifth Milan Business Day after the date of such delivery of an Exchange Notice together with any payment required of Exchange Expenses as set out below to the extent that the Exchange Expenses in question must be paid to enable the Issuer to effect delivery of the Exchange Property in the manner to be adopted pursuant to Condition 6(f) (Exchange—Delivery of Exchange Property) or otherwise fall to be paid by the Issuer; or

(ii)

in the case of an exchange by the Trustee pursuant to Condition 6(g) (Exchange—Exchange by the Trustee), the relevant redemption date, save that for the purposes of Condition 6(i) (Exchange—Right to Dividends) the Exchange Date shall be the date which would have been the Exchange Date had Exchange Rights been exercised by holders of the relevant Unexchanged Bonds on the last day of the relevant period for exercise of Exchange Rights by such holders pursuant to Condition 6(c) (Exchange—Exchange Period). An Exchange Notice, once delivered, shall be irrevocable.

Payment of all stamp taxes arising in The Netherlands or the Republic of Italy on transfer of any Exchange Property to a Bondholder (or the Trustee) or its nominee pursuant to the exercise of Exchange Rights will be made by the Issuer (failing whom the Guarantor). Subject thereto, a Bondholder exercising an Exchange Right or the Trustee exercising rights pursuant to Condition 6(g) (Exchange—Exchange by the Trustee) must pay (in the case of the Trustee by means of deduction from the net proceeds of sale referred to in Condition 6(g) (Exchange—Exchange by the Trustee)) any taxes and capital, stamp, issue and registration duties arising on exchange and such Bondholder or the Trustee (as the case may be) must pay (in the case of the Trustee, by way of deduction from the net proceeds of sale as provided in Condition 6(g) (Exchange—Exchange by the Trustee)) all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such exchange.

(e)

Instructions for Cash Payments:  Upon exercise of Exchange Rights, a Bondholder shall, in the relevant Exchange Notice, give directions to the relevant Paying and Exchange Agent as to how payment of any cash sum payable to such holder pursuant to these Conditions should be made and the Issuer shall pay any such sum to the relevant Bondholder in accordance with any such directions given to the relevant Paying and Exchange Agent.

(f)

Delivery of Exchange Property:  The Issuer, failing whom the Guarantor, shall procure:

(i)

in the case of Ordinary Shares and/or any other Relevant Securities which are sub-deposited with Monte Titoli S.p.A. or any other central depository or clearing system on behalf of Telecom Italia or the issuer(s) of any such other Relevant Securities, the registration of the person designated for the purpose in the relevant Exchange Notice as holder of the relevant number of Ordinary Shares in Telecom Italia's register of shareholders and delivery of any Ordinary Shares and/or, in the case of any other Relevant Securities, the registration of the person designated for the purpose in the relevant Exchange Notice as holder of the relevant number of such Relevant Securities in the relevant issuer's register of holders of those Relevant Securities and delivery of those Relevant Securities, in each case, through and in accordance with the laws and regulations applicable to such clearing system; and/or

(ii)

if so requested in the relevant Exchange Notice and insofar as permitted by applicable law or in any event if the Ordinary Shares and/or any other Relevant Securities are not sub-deposited in a clearing system and are available in physical form, procure that duly stamped forms of transfer and share certificates together with all other documents of title and evidence of ownership and all other documents necessary to transfer the Ordinary Shares and/or other Relevant Securities to be delivered or transferred on exchange into such name (subject to the provisions of the Trust Deed) as the Bondholder (or, as the case may be, the Trustee) shall direct, will be dispatched by mail, free of charge (but uninsured and at the risk of the person entitled thereto) to such address, other than an address in the United States, as the Bondholder (or, as the case may be, the Trustee) may request (as specified in the relevant Exchange Notice); and/or

(iii)

such documents of title and evidence of ownership of any other Exchange Property to which any Bondholder (or, as the case may be, the Trustee) shall become entitled in consequence of exercising the Exchange Right shall be issued and so dispatched; and/or

(iv)

in the case of the payment of any cash sum payable to a Bondholder (or, as the case may be, the Trustee) pursuant to these Conditions (other than any payment(s) pursuant to the second paragraph below which will be made on the date(s) specified therein), the requisite amount of cash is paid to the account of the Bondholder (or, as the case may be, the Trustee) specified in the relevant Exchange Notice, in each case on the Settlement Date.

Notwithstanding the above, if the Exchange Property has changed in whole or in part as a result of acceptance of an Offer for any Relevant Securities or as a result of the compulsory acquisition of any Relevant Securities, in each case as provided in Condition 7 (Exchange Property), then the time for such delivery shall be the Settlement Date or, if later, the fifth Milan Business Day after the date on which the consideration is delivered under the terms of the Offer or, as the case may be, the fifth Milan Business Day following the first date on which the consideration pursuant to such compulsory acquisition is delivered to the persons entitled thereto.

If, at any time when the transfer or delivery of any Exchange Property (other than cash) is required, such transfer or delivery would be unlawful under the laws of any applicable jurisdiction or contrary to any official declaration, order, directive or regulation in any applicable jurisdiction, as evidenced by an opinion of legal advisers in such jurisdiction selected by the Issuer and with the approval of the Trustee and in form and substance satisfactory to the Trustee, the Issuer will redeem the relevant Bonds at their principal amount and will pay a sum equal to the difference between such principal amount and the Cash Value of the relevant pro rata share of the Exchange Property as at the relevant Exchange Date (with the reference to Election Date in the definition of Cash Value being deemed for these purposes to be a reference to the later of the relevant Exchange Date and the date on which the Issuer first becomes aware that the provisions of this paragraph will apply to the Bonds) plus any amount otherwise payable by the Issuer under Condition 6(i) (Exchange—Right to Dividends) as compensation to the relevant Bondholder for loss of his right to the relevant pro rata share of the Exchange Property. The Issuer will further procure that such moneys are paid to the relevant Bondholder not later than three Milan Business Days after the end of the relevant Calculation Period.

(g)

Exchange by the Trustee:  The Trustee may, at its absolute discretion (and without any responsibility for any loss occasioned thereby or profit that may otherwise have arisen had the Trustee exercised its discretion pursuant to this Condition), within the period commencing on the ninth Milan Business Day immediately prior to, and ending at the close of business on the fifth Milan Business Day immediately prior to, the date fixed for redemption from time to time of any of the Bonds (which excludes any redemption under Condition 6(a) (Exchange—Exchange Right)), elect (on behalf of the relevant Bondholders) by notice in writing to the Issuer (which shall be deemed to be an Exchange Notice) to exercise the Exchange Rights in respect of such Bonds pursuant to Condition 6(a) (Exchange—Exchange Right) and exchange the aggregate number of Bonds due for redemption on such date in respect of which Exchange Rights have not previously been exercised by Bondholders ("Unexchanged Bonds") if all necessary consents have been obtained (if any) and the Trustee is satisfied or is advised that it has been Independently Determined that the net proceeds of an immediate sale of the Exchange Property deliverable upon such exercise (disregarding the fact that the Exchange Property will not be delivered or transferred to the Trustee until the Settlement Date, the fact that the Issuer may, in lieu of its obligation to transfer Ordinary Shares or other Relevant Securities, purchase the Bonds pursuant to Condition 6(b) (Exchange—Cash Option) and disregarding any liability (other than a liability of the Trustee) to taxation or the payment of any capital, stamp, issue or registration duties consequent thereon) would be likely to exceed by five per cent. or more the amount of the redemption moneys which would otherwise be payable in respect of such Unexchanged Bonds.

Any such Exchange Property (other than cash amounts) shall be sold by, or on behalf of, the Trustee as soon as practicable, and (subject to any necessary consents being obtained and to the deduction by the Trustee of any amount which it determines to be payable in respect of its liability to taxation and the payment of any capital, stamp, issue or registration duties (if any) and any costs incurred by the Trustee in connection with the allotment and sale thereof or in connection with the associated redemption of the Bonds) the net proceeds of sale and/or any such cash amounts shall (if necessary) be converted into Euro and shall be held by the Trustee and distributed rateably to the holders of such Unexchanged Bonds, in accordance with Condition 9 (Payments). If, pursuant to and in accordance with Condition 6(b) (Exchange—Cash Option) or Condition 6(f) (Exchange—Delivery of Exchange Property), the Issuer, upon such exercise of the Exchange Rights by the Trustee, pays cash to the Trustee, such cash and any cash amounts comprised in the Exchange Property and any amounts paid by the Issuer pursuant to Condition 6(i) (Exchange—Right to Dividends) shall be paid to the Trustee for distribution rateably and equally to the holders of the Unexchanged Bonds against due surrender thereof in accordance with Condition 9 (Payments).  Provided that the Issuer complies with its obligations in respect of exchange, Bondholders shall have no claim against the Issuer in respect of an exercise of Exchange Rights by the Trustee under this Condition 6(g).

(h)

U.S. Certification:  Upon a Bondholder exercising an Exchange Right, it will be required to certify in the relevant Exchange Notice, among other matters, that it is not a U.S. person or acting on behalf of a Bondholder who is a U.S. person and is not located in the United States.

(i)

Right to Dividends: Subject as provided herein, Exchange Property delivered or transferred on exercise of Exchange Rights shall not include any dividends or income thereon or other distributions or rights in respect thereof declared, paid or made (1) by reference to a record date prior to the relevant Notification Date or (2) in the case of the Ordinary Shares or other listed Relevant Securities, by reference to a record date where the Notification Date falls after the date (the "ex-date") on which the Ordinary Shares or such other listed Relevant Securities trade "ex-rights" in relation thereto.

(j)

Fractions arising on Exchange:  No fraction of an Ordinary Share or any other Relevant Security or any other property comprised in the Exchange Property which is not divisible shall be delivered to any Bondholder on exercise of Exchange Rights. Where fraction(s) would otherwise fall to be delivered to a Bondholder on exercise of Exchange Rights, the Issuer shall make a cash payment to such Bondholder in respect of such part of the pro rata share of the Exchange Property to which such Bondholder is entitled as is represented by fractional entitlement(s). If the cash payment otherwise to be made by the Issuer to any Bondholder would amount to less than EUR 10 then the Issuer shall be under no obligation to make any such payment to such Bondholder.

If more than one Bond shall fall to be redeemed pursuant to any one Exchange Notice, the amount of any cash payment to be made in respect of fractions shall be calculated on the basis of the aggregate principal amount of the Bonds to be so redeemed.

(k)

Title Guarantee:  All Exchange Property transferred to Bondholders or the Trustee (or their nominees) in accordance with these Conditions shall be transferred with full title guarantee and free from any and all Encumbrances (as defined in the Trust Deed) together with all rights and benefits attached or accruing to such Exchange Property as at the Exchange Date.

7.

EXCHANGE PROPERTY

(a)

Initial Exchange Property:  The Exchange Property initially comprises 41,400,000 Ordinary Shares. On exercise of Exchange Rights, holders of Bonds shall be entitled, subject to the provisions of Condition 6 (Exchange), to have their Bonds redeemed by means of the procurement by the Issuer of the delivery or transfer to or to the order of each relevant Bondholder of a pro rata share of the Exchange Property as of the Exchange Date (all as more particularly described in Condition 6(a) (Exchange—Exchange Right)) which pro rata share shall initially entitle a Bondholder to receive 1,075.269 Ordinary Shares for each EUR 10,000 principal amount of Bonds.

Exchange Rights are not exercisable in respect of any specific Relevant Securities and no Relevant Securities have been charged or otherwise placed in custody or set aside to secure or satisfy the obligations of the Issuer in respect of the Exchange Rights. At any time the Issuer may or may not be the owner of the whole or any part of the Exchange Property and is not under any obligation to hold any Ordinary Shares and/or other Relevant Securities and may sell or otherwise dispose of the same at any time. The composition of the Exchange Property may also change as a result of the operation of the provisions of these Conditions.

The arrangements described above do not amount to any security interest in favour of Bondholders to secure the debt obligations of the Bonds, to secure performance of the Exchange Rights thereunder or to secure the Guarantee of the Bonds. Accordingly, in the event of an insolvency or bankruptcy of any person holding any Exchange Property, the Exchange Property will form part of the assets of such person available on a pari passu basis to all unsecured creditors of such person.

(b)

Income, etc. arising on, and voting rights in respect of the Exchange Property:  Except in the circumstances mentioned herein, (i) dividends and other income and other benefits and rights derived from the Exchange Property prior to the acquisition of the Exchange Property pursuant to exercise of Exchange Rights shall not comprise part of the Exchange Property and shall not be available for exchange; and (ii) the Issuer shall, and the Bondholders and the Trustee shall not prior to the delivery or transfer into the relevant former Bondholder's name (or as it or the Trustee may direct) of a pro rata share of the Exchange Property pursuant to exercise of Exchange Rights, be entitled to exercise the voting rights attaching to the Ordinary Shares and other Relevant Securities on any matters submitted to the shareholders of Telecom Italia or holders of any other Relevant Securities.

In exercising its voting rights attaching to the Ordinary Shares and other Relevant Securities as stated in the preceding paragraph, the Issuer is not obliged to take account of the interests of the Bondholders and it is therefore possible that the Issuer may act in a manner which is contrary to the best interests of the Bondholders.

(c)

Sub-division, Consolidation and Redenomination:  If the Relevant Securities of any series shall be sub-divided or consolidated or in any other manner have their par value changed ("Sub-division", "Consolidation" or "Redenomination") in a manner which results in a different number of such securities being in issue then the securities resulting from such Sub-division, Consolidation or Redenomination, so far as attributable to the Exchange Property, shall be included in the Exchange Property. The expression "Ordinary Shares" as used herein shall, after such a Sub-division, Consolidation or Redenomination thereof, refer to such securities resulting from such Sub-division, Consolidation or Redenomination.

(d)

Rights Issues:  If further Ordinary Shares or other securities, or options, warrants or rights to subscribe or purchase further Ordinary Shares or other securities, shall be offered by way of rights to the holders of Relevant Securities of any series (each a "Rights Issue"), then to the extent that such Relevant Securities at that time are comprised in the Exchange Property the Issuer may at its option, and by notice to the Trustee not later than the seventh Milan Business Day prior to the latest day for accepting or taking up any such rights, either:

(i)

on an arm's length basis in good faith, procure the sale of sufficient rights to enable the whole of the balance of such rights to be taken up and procure the application of the net proceeds of sale (after deduction of the amounts referred to below) in the taking up of such rights, with any excess proceeds of sale being added to and forming part of the Exchange Property; or

(ii)

add to the Exchange Property such number of Ordinary Shares or other securities or options, warrants or rights as would have been subscribed or purchased if sufficient rights had been sold on an arm's length basis in good faith to enable the whole of the balance of such rights to be so taken up together with an amount equal to what would have been any such excess proceeds of sale as aforesaid.

If the Issuer fails to notify the Trustee as aforesaid and the Trustee has actual knowledge of a Rights Issue as set out above, the Trustee may at its absolute discretion, without being liable for any loss occasioned thereby or by not so doing, determine that the Issuer shall be deemed to have elected for the sale of such rights in the manner specified in (i) above and require the Issuer to procure that the number of Ordinary Shares or other securities or options, warrants or rights to be added to the Exchange Property be Independently Determined, whereupon the Issuer shall be obliged forthwith to add the same to the Exchange Property.

The Issuer undertakes to take such action as the Trustee may require to ensure that the provisions of this paragraph (d) are complied with.

Any Ordinary Shares or other securities or options, warrants or rights taken up pursuant to this paragraph and any excess proceeds of sale (converted, if necessary, into Euro at the spot offered rate of the Principal Paying and Exchange Agent) as aforesaid (or, as the case may be, such number of Ordinary Shares or other securities or options, warrants or rights together with an amount equal to what would have been any such excess proceeds of sale, all as determined pursuant to (ii) above) shall become part of the Exchange Property.

Pending the foregoing, such rights shall form part of the Exchange Property.

There shall be deducted from the proceeds of sale of the relevant rights an amount equal to any stamp, transfer, registration or similar duties payable by the Issuer and any expenses incurred by the Issuer (for the avoidance of doubt not including tax) in connection with the sale of the relevant rights.

(e)

Bonus Issues, Capital Distributions and Reorganisations:  If any of the following events occurs (each a "Relevant Event"):

(i)

Ordinary Shares or other securities are issued credited as fully paid by Telecom Italia or any other issuer of Relevant Securities to the holders of Relevant Securities by way of capitalisation of profits or reserves other than Ordinary Shares or other securities paid up out of profits or reserves and issued instead of the whole or any part of a cash dividend which the holders of Relevant Securities concerned, would or could otherwise have received but only to the extent that the product of the Current Market Price and the number of the Relevant Securities concerned does not exceed the amount of such cash dividend or the relevant part thereof;

(ii)

any Capital Distribution; or

(iii)

pursuant to any scheme of arrangement, compromise, reorganisation, amalgamation, merger, demerger or reconstruction of any company or companies (whether or not involving liquidation or dissolution) (and in particular, but not limited to, any demerger of any part of the business of Telecom Italia and any merger between Telecom Italia and any other company or companies), any further Ordinary Shares or other securities or assets (including cash) are issued or transferred to the holders of Relevant Securities, then the further Ordinary Shares, other securities or other assets received in relation to the Relevant Event, so far as attributable to the Exchange Property, shall be included as part of the Exchange Property.

For these purposes, Current Market Price shall be determined by reference to the day on which the Relevant Event is first announced.

(f)

Notice of Change in Exchange Property:  The Issuer shall give notice to the Bondholders in accordance with Condition 19 (Notices) containing details of any change in composition and nature of the Exchange Property, as soon as reasonably practicable following such change, and such details as the Trustee may require of the Exchange Property to which a Bondholder would be entitled upon exercise of the Exchange Right in respect of such Bond following such change. Copies of the notice and the information relating to the Exchange Property required by the Trustee will be available for inspection by Bondholders at the specified offices of the Paying and Exchange Agents.

(g)

Release from the Exchange Property:  Upon actual delivery of Exchange Property (and/or, if applicable, payment of an amount in cash equal to the Cash Value of the pro rata share of the Exchange Property or part thereof as set out in Condition 6(b) (Exchange—Cash Option), Condition 6(f) (Exchange—Delivery of Exchange Property) or Condition 7(i) (Exchange Property—Change of Control)) to the relevant Bondholder following exercise of Exchange Rights or upon the sale of Exchange Property following the exercise of Exchange Rights by the Trustee pursuant to Condition 6(g) (Exchange—Exchange by the Trustee) or upon redemption of the Bonds for cash or otherwise or upon any purchase and cancellation of the Bonds, the pro rata share of the Exchange Property or the relevant part thereof attributable to each relevant Bond shall cease to be part of the Exchange Property and the Exchange Property shall be reduced accordingly.

(h)

Other events:  If the Issuer determines (with the prior written approval of the Trustee) that, notwithstanding paragraphs (a) to (e) of this Condition 7), an adjustment should be made to the Exchange Rights (including, but not limited to, the Exchange Property) as a result of one or more events or circumstances not referred to in this Condition 7 or circumstances have arisen which might have an adverse effect on the Bondholders' Exchange Rights in relation to any Relevant Security and no adjustment to the Exchange Rights under this Condition 7 would arise, such adjustment (if any) to the Exchange Rights or terms of this Condition 7 as is fair and reasonable to take account thereof and the date on and manner in which such adjustment should take effect shall be Independently Determined as soon as practicable, and upon such determination such adjustment shall be made and take effect in accordance with such determination, provided that the Trustee has no responsibility to make any enquiries as to whether or not any event has occurred which might require an adjustment to the Exchange Rights or to the terms of this Condition 7.

(i)

Change of Control:  If an Offer is made in respect of any Relevant Securities, the record holder of the Relevant Securities shall have an absolute discretion to accept such Offer (and as to any alternative consideration) or reject such Offer, provided that, on the Specified Date, the Issuer will notify the Trustee whether it wishes the Exchange Property to be treated as if the holder thereof had accepted or rejected the Offer (a "Deemed Acceptance" or "Deemed Rejection", respectively). A failure to notify the Trustee on the Specified Date shall be treated as a Deemed Rejection. In the event of (i) a Deemed Acceptance, (ii) a Deemed Rejection where all the holders of the class of securities of which the Relevant Securities form part (the "Class") in fact accept the Offer, or (iii) a Deemed Rejection where securities of the Class become subject to compulsory acquisition, the Exchange Property shall, with effect from the Final Date (if applicable), be deemed to consist, in whole or in part, as the case may be, of the Offer Consideration (an "Actual Acceptance"). In any other case, the Exchange Property shall remain unadjusted (an "Actual Rejection").

For so long as at least 85 per cent. by value of the Exchange Property consists wholly of Relevant Securities which are ordinary shares of a single series, a "Relevant Offer" occurs if an Offer is made in respect of any Relevant Securities and (such offer or scheme having become or been declared unconditional and successful in all respects) the Issuer becomes aware that the right to cast more than 50 per cent. of the votes which may ordinarily be cast on a poll at a general meeting of the holders of those Relevant Securities has or will become unconditionally vested in the offeror and/or such associate as aforesaid.

In the event of an Actual Acceptance of a Relevant Offer, then for any Bond in respect of which the Exchange Rights are exercised during the period of 60 days following the occurrence of such Relevant Offer, the Issuer shall, in addition to its obligations to procure delivery of a pro rata share of the Exchange Property pursuant to Condition 6(a) (Exchange—Exchange Right) or purchase the relevant Bond pursuant to Condition 6(b) (Exchange—Cash Option), pay to the Bondholder an additional cash amount per Bond (the "Premium Compensation Amount") equal to the Issue Price of the Bond multiplied by:

(i)

in the case of a Bond in respect of which the Exchange Rights are exercised at any time up to (but excluding) 20 March 2003, (A+B/2) x 7.5 per cent.;

(ii)

in the case of a Bond in respect of which the Exchange Rights are exercised at any time from (and including) 20 March 2003 up to (but excluding) 19 September 2003, (A+B/2) x 4.5 per cent.; and

(iii)

in the case of a Bond in respect of which the Exchange Rights are exercised at any time from (and including) 19 September 2003 up to 19 March 2004, (A+B/2) x 1.5 per cent.,

where "A" means the Independently Determined percentage by value of the Relevant Offer received by the Issuer in any form other than equity securities and "B" means the Independently Determined percentage by value of the Relevant Offer received by the Issuer in the form of equity securities.

If in the event of an Actual Rejection of a Relevant Offer and immediately following the Relevant Offer the proportion of the issued share capital of the issuer of the Relevant Securities which is publicly traded and listed (excluding shares held either by the Issuer, the Guarantor or any of their respective affiliates) is Independently Determined to be less than 20 per cent. of the issued share capital then, in the case of any Bond in respect of which the Exchange Rights are exercised during the period of 60 days following the occurrence of such Relevant Offer, the Issuer shall be deemed to have given notice on the relevant Exchange Date to the relevant Bondholder of its intention to purchase the Bonds which are the subject of the Exchange Notice for the Cash Value of the relevant Bondholder's pro rata share of the Exchange Property pursuant to Condition 6(b) (Exchange—Cash Option) together with the Premium Compensation Amount calculated as in the preceding sub-paragraph.

If in the event of an Actual Rejection of a Relevant Offer and immediately following the Relevant Offer the proportion of the issued share capital of the issuer of the Relevant Securities which is publicly traded and listed (excluding shares held by the Issuer, the Guarantor or any of their respective affiliates) is Independently Determined to be equal to or greater than 20 per cent. of the issued share capital then, in the case of any Bond in respect of which the Exchange Rights are exercised following the occurrence of such Relevant Offer, the Issuer shall procure delivery of a pro rata share of the Exchange Property pursuant to Condition 6(a) (Exchange—Exchange Right) or purchase the relevant Bond pursuant to Condition 6(b) (Exchange—Cash Option) for the Cash Value of the relevant Bondholder's pro rata share of the Exchange Property, but shall not in either case be obliged to pay any Premium Compensation Amount.

If an Offer is made in respect of any Relevant Securities, the Exchange Rights shall be suspended during each of the following periods: (i) the final date for acceptance of such Offer (which, if such Offer is, prior to such final date, extended, shall be the final date for acceptance of the extended Offer) until the acceptance of the relevant Offer is withdrawn or the relevant Offer lapses or becomes or is declared unconditional in all respects or (ii) the date a resolution is passed by the required majority in respect of any applicable scheme of arrangement, compromise, reorganisation, amalgamation, merger, demerger or reconstruction until the same is approved or rejected by the relevant judicial or other authorities.

In accepting or rejecting any Offer or in voting on, exercising its rights in respect of, or otherwise participating in, any scheme of arrangement, compromise, reorganisation, amalgamation, compromise, merger, demerger or reconstruction, no record holder of Relevant Securities is obliged to take account of the interests of the Bondholders and it is therefore possible that any such record holder may act in a manner which is contrary to the best interests of the Bondholders.

(j)

Cash:  Each amount of cash (if any) received or deemed to be received into the Exchange Property from time to time shall be held by the Issuer for a period of up to 12 Milan Business Days from the date of receipt or deemed receipt and thereafter within a reasonable time, provided that the Issuer has certified to the Trustee that it is satisfied that it has been Independently Determined to be reasonably practicable and the Issuer in its sole discretion considers it to be not materially prejudicial to the Issuer, applied or deemed to be applied by the Issuer on an arm's length basis in good faith in acquiring additional Ordinary Shares and/or other Relevant Securities which are listed or otherwise quoted or traded on a stock exchange or other securities market (and paying any stamp, transfer, registration or similar duties payable by the Issuer and any expenses incurred by the Issuer in connection with such acquisition) which shall, upon such acquisition or deemed acquisition, be added to and form part of or deemed to form part of the Exchange Property. If such conditions are not satisfied, the relevant cash amount shall instead be applied or deemed to be applied by the Issuer in acquiring such Euro-denominated government debt securities, having a rating of at least AA by Standard & Poor's Corporation or equivalent, as shall be Independently Determined to be reasonably beneficial to Bondholders which shall, upon such acquisition or deemed acquisition, be added to and form part of or deemed to be added to and to form part of the Exchange Property.

8.

REDEMPTION AND PURCHASE

(a)

Final Redemption:  Unless previously purchased or redeemed (on exchange or otherwise) as herein provided, the Bonds will be redeemed at 100 per cent. of their principal amount on the Final Maturity Date.

(b)

No other redemption:  The Issuer shall not be entitled to redeem the Bonds otherwise than as provided in paragraph (a) above.

(c)

Purchase:  The Issuer, the Guarantor or any of their respective Subsidiaries may at any time purchase Bonds in the open market or otherwise and at any price.

9.

PAYMENTS

(a)

Principal and default interest:  Payments of principal (including any cash amount payable pursuant to these Conditions) and default interest shall be made at the specified offices of one of the Paying and Exchange Agents by Euro cheque drawn on, or by transfer to a Euro account maintained by the payee with a bank in a city in which banks have access to the TARGET System.

(b)

Payments subject to fiscal laws:  All payments in respect of the Bonds are subject in all cases to any applicable fiscal or other laws and regulations.  No commissions or expenses shall be charged to the Bondholders in respect of such payments.

(c)

Payments on business days: If the due date for payment of any amount in respect of any Bond is not a Payment Business Day in the place of presentation, the holder shall not be entitled to payment in such place of the amount due until the next succeeding Payment Business Day in such place and shall not be entitled to any payment in respect of such delay.

(d)

Partial payments:  If a Paying and Exchange Agent makes a partial payment in respect of any Bond presented to it for payment, such Paying and Exchange Agent shall endorse thereon a statement indicating the amount and the date of such payment.

(e)

Fractions:  When making payments to Bondholders, fractions of one Euro will be rounded down to the nearest whole Euro.

10.

TAXATION

All payments of principal and default interest in respect of the Bonds (including payments by the Guarantor under the Guarantee of the Bonds) shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by The Netherlands or the Republic of Italy or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the appropriate withholding or deduction shall be made and no additional amounts shall be payable by the Issuer or (as the case may be) the Guarantor to the Bondholders to compensate for such withholding or deduction.

11.

EVENTS OF DEFAULT

If any of the following events occurs and is continuing, then the Trustee at its discretion may and, if so requested in writing by holders of at least one quarter in principal amount of the outstanding Bonds or if so directed by an Extraordinary Resolution, shall (subject to the Trustee having been indemnified or provided with security to its satisfaction) give written notice to the Issuer declaring the Bonds to be immediately due and payable, whereupon they shall become immediately due and payable at their principal amount without further action or formality:

(a)

Non-payment:  the Issuer fails to pay any amount of principal in respect of the Bonds within seven TARGET Settlement Days of the due date for payment thereof; or

(b)

Breach of other obligations:  the Issuer or (as the case may be) the Guarantor defaults in the performance or observance of any of its other obligations under or in respect of the Bonds or the Trust Deed and such default (i) is, in the opinion of the Trustee, incapable of remedy or (ii) being a default which is, in the opinion of the Trustee, capable of remedy, remains unremedied for 30 days after the Trustee has given written notice thereof to the Issuer and the Guarantor; or

(c)

Cross-default of Issuer, Guarantor or Subsidiary:

(i)

any Indebtedness of the Issuer, the Guarantor or any of their respective Subsidiaries is not paid when due or within any originally applicable grace period (as the case may be);

(ii)

any such Indebtedness becomes due and payable prior to its stated maturity otherwise than at the option of the Issuer, the Guarantor or any of their respective Subsidiaries or (provided that no event of default, howsoever described, has occurred) any Person entitled to such Indebtedness; or

(iii)

the Issuer, the Guarantor or any of their respective Subsidiaries fails to pay when due any amount payable by it under any Guarantee of any Indebtedness;

provided that the amount of Indebtedness referred to in sub-paragraph (i) and/or sub-paragraph (ii) above and/or the amount payable under any Guarantee referred to in sub-paragraph (iii) above individually or in the aggregate exceeds EUR 25,000,000 (or its equivalent in any other currency or currencies); or

(d)

Unsatisfied judgment:  one or more judgment(s) or order(s) from which no further appeal or judicial review is permissible under applicable law is rendered against the Issuer, the Guarantor or any of their respective Subsidiaries for the payment of an aggregate amount exceeding the greater of (i) EUR 25,000,000 (or its equivalent in any other currency or currencies) or (ii) an amount equal to five per cent. of the net consolidated assets of (in the case of the Issuer or any of it Subsidiaries), the Issuer or (in the case of the Guarantor or any of its Subsidiaries) the Guarantor, in each case, as stated in its most recent audited consolidated financial statements and any such judgment or order continue(s) unsatisfied and unstayed for a period of 30 days after the date(s) thereof or, if later, the date therein specified for payment; or

(e)

Security enforced:  a secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or a substantial part of the undertaking, assets and revenues of the Issuer, the Guarantor or any of their respective Subsidiaries; or

(f)

Insolvency etc:

(i)

if any of the following occurs with respect to the Issuer or any of its Material Subsidiaries:

(1)

the entry of a decree, judgment or order by a court having jurisdiction adjudging it bankrupt (failliet), or approving a petition seeking moratorium of payments (surséance van betaling), reorganisation, arrangement, adjustment or composition of or in respect of it under any applicable law, or adjudging that it is in a situation requiring special measures (bijzondere voorzieningen) in the interest of all creditors as referred to in Chapter X of the Act on the Supervision of Credit Institutions 1992 (Wet Toezicht Kredietwezen 1992) or any subsequent amendment, modification or re-enactment thereof or appointing a receiver, liquidator, administrator, assignee or sequestrator (or other similar official) in relation to it or of any substantial part of its property, or ordering the winding up, dissolution or liquidation of it or its affairs; or

(2)

an involuntary case of proceedings is initiated against or a voluntary case or proceeding is initiated by the Issuer or any of its Material Subsidiaries under any applicable insolvency law, including presentation to the court of an application for bankruptcy (faillissement), for an administration, liquidation or dissolution order or seeking the appointment of a receiver, administrator, liquidator or other similar official in relation to the Issuer or any of its Material Subsidiaries or to the whole or any substantial part of the undertaking or assets of the Issuer or any of its Material Subsidiaries or the competent Chamber of Commerce takes any action to dissolve the Issuer or any of its Material Subsidiaries pursuant to the Dutch Civil Code (or any amendment, modification or re-enactment thereof), or a receiver, administrator, liquidator or other similar official is appointed in relation to the Issuer of any of its Material Subsidiaries or in relation to the whole or any substantial part of the undertaking or assets of the Issuer of any of its Material Subsidiaries or an encumbrancer takes possession or execution or other process is levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Issuer or any of its Material Subsidiaries or if the Issuer or any of its Material Subsidiaries initiates or consents to any case or judicial proceedings relating to itself or its assets under any applicable insolvency law, makes a conveyance or assignment for the benefit of its creditors generally, admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action (unless, in the case of any such involuntary case of proceedings, action, appointment, taking possession or process being levied, enforced or sued out, it is in the opinion of the Trustee being disputed by the Issuer in good faith); or

(ii)

if any of the following occurs with respect to the Guarantor or any of its Material Subsidiaries:

(1)

it becomes subject to "fallimento", "concordato preventivo", "amministrazione straordinaria" and "amministrazione controllata" (each such expression bearing the meaning ascribed to it by the laws of the Republic of Italy) or any bankruptcy, liquidation, administration, insolvency, composition, reorganisation or other similar proceedings (or application for the commencement of any such proceeding) under any applicable insolvency law;

(2)

proceedings are initiated against it under any applicable bankruptcy, insolvency or other similar laws and such proceedings are not, in the opinion of the Trustee, being disputed in good faith; or

(3)

it takes any action for the deferral, rescheduling or other readjustment of all or a substantial part of its Indebtedness or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its Indebtedness or any Guarantee of any Indebtedness given by it.

(g)

Winding up etc:  an order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the Issuer, the Guarantor or any of their respective Material Subsidiaries (otherwise than, in any such case, for the purposes of or pursuant to or in connection with a Permitted Reorganisation); or

(h)

Analogous event:  any event occurs which under the laws of The Netherlands or (as the case may be) the Republic of Italy has an analogous effect to any of the events referred to in paragraphs (d) to (g) above (otherwise than, in any such case, for the purposes of or pursuant to or in connection with a Permitted Reorganisation); or

(i)

Failure to take action etc:  any action, condition or thing at any time required to be taken, fulfilled or done in order (i) to enable the Issuer and the Guarantor lawfully to enter into, exercise their respective rights and perform and comply with their respective obligations under and in respect of the Bonds or the Trust Deed, (ii) to ensure that those obligations are legal, valid, binding and enforceable and (iii) to make the Bonds and the Trust Deed admissible in evidence in the courts of The Netherlands or (as the case may be) the Republic of Italy is not taken, fulfilled or done; or

(j)

Unlawfulness:  it is or will become unlawful for the Issuer or the Guarantor to perform or comply with any of its obligations under or in respect of the Bonds or the Trust Deed other than the obligation to transfer or deliver any Exchange Property (other than cash) in accordance with Condition 6(f) (Release from the Exchange Property); or

(k)

Guarantee not in force:  the Guarantee of the Bonds is not (or is claimed by the Guarantor not to be) in full force and effect,

provided, however, that paragraphs (f), (g) and (h) shall not include any such event which occurs for the purpose of or pursuant to an amalgamation, restructuring or reorganisation or, in the case of paragraph (h), analogous event of a Material Subsidiary of the Issuer or (as the case may be) the Guarantor in respect of which two officers of the Issuer or (as the case may be) the Guarantor shall have certified to the Trustee that such Material Subsidiary shall be solvent immediately prior to, during and after the consummation of such amalgamation, restructuring or reorganisation or, in the case of paragraph (h), analogous event.

Where in this Condition 11 reference is made to a substantial part of the undertaking, assets or revenues of any person, or a substantial part of its property, "substantial" means an aggregate amount equal to or greater than 10 per cent. of the aggregate value of such undertaking, assets, revenues or property (as the case may be) of such person.

12.

PRESCRIPTION

Claims for principal and interest on redemption shall become void unless made in the case of principal within ten years and in the case of interest within five years of the appropriate Relevant Date. In these Conditions, "Relevant Date" means whichever is the later of (a) the date on which the payment in question first becomes due and (b) if the full amount payable has not been received in a city in which banks have access to the TARGET System by the Principal Paying and Exchange Agent or the Trustee on or prior to such due date, the date on which (the full amount having been so received) notice to that effect has been given to the Bondholders.

13.

REPLACEMENT OF BONDS

If any Bond is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Principal Paying and Exchange Agent and the Paying and Exchange Agent having its specified office in Luxembourg, subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may require. Mutilated or defaced Bonds must be surrendered before replacements will be issued.

14.

TRUSTEE AND AGENTS

(a)

Trustee entitled to be indemnified:  Under the Trust Deed, the Trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid its costs and expenses in priority to the claims of the Bondholders. In addition, the Trustee is entitled to enter into business transactions with the Issuer, the Guarantor and/or Telecom Italia and/or any other entity whose securities are from time to time comprised in the Exchange Property and/or any entity relating to the Issuer and/or the Guarantor and/or Telecom Italia and/or any such other entity without accounting for any profit.

(b)

Bondholders as a class:  In the exercise of its powers and discretions under these Conditions and the Trust Deed, the Trustee will have regard to the interests of the Bondholders as a class and will not be responsible for any consequence for individual holders of Bonds as a result of such holders being connected in any way with a particular territory or taxing jurisdiction.

(c)

The Agents:  In acting under the Agency Agreement and in connection with the Bonds, the Agents act solely as agents of the Issuer, the Guarantor and (to the extent provided therein) the Trustee and do not assume any obligations towards or relationship of agency or trust for or with any of the Bondholders.

(d)

Changes of Agents:  The names of the initial Agents and their specified offices are set out below. The Issuer and the Guarantor reserve the right under the Agency Agreement at any time with the prior written approval of the Trustee to remove any Agent and to appoint other or further Agents, provided that the Issuer and Guarantor shall at all times maintain (i) a Principal Paying and Exchange Agent and (ii) a paying and exchange agent in Luxembourg.  Notice of any such removal or appointment and of any change in the specified office of any Agent will as soon as practicable be given to Bondholders in accordance with Condition 19 (Notices).

15.

MEETINGS OF BONDHOLDERS, MODIFICATION, WAIVER AND SUBSTITUTION

(a)

Meetings of Bondholders:  The Trust Deed contains provisions for convening meetings of Bondholders to consider matters affecting their interests in the Bonds, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed. Such a meeting may be convened by the Issuer and the Guarantor (acting together) or by the Trustee and shall be convened by the Trustee upon the request in writing of Bondholders holding not less than 20 per cent. of the aggregate principal amount of the Bonds for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution will be two or more Persons holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned meeting two or more Persons being or representing Bondholders who hold outstanding Bonds whatever the principal amount of the Bonds held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to modify the maturity of the Bonds or the rate of interest, (ii) to reduce or cancel the principal amount of the Bonds other than pursuant to Condition 8(c), (iii) to alter the method of calculating the amount of any amount in respect of the Bonds or the date for any such payment, or (iv) to change the currency of payment of the Bonds, (v) to modify or vary the Exchange Right in respect of the Bonds, or (vi) to amend the terms of the Guarantee of the Bonds, or (vii) to modify the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution (each a "Reserved Matter") in which case the necessary quorum will be two or more persons holding or representing not less than two-thirds, or at any adjourned meeting not less than 25 per cent., in principal amount of the Bonds for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on all Bondholders (whether or not they were present at the meeting at which such resolution was passed).

(b)

Modification and Waiver:  The Trustee may agree, without the consent of the Bondholders, to any other modification of these Conditions and the Trust Deed, and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Bonds or the Trust Deed which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders or, in the case of a modification, is of a formal, minor or technical nature or is made to correct a manifest error. Any such modification, authorisation or waiver shall be binding on the Bondholders and, if the Trustee so requires, such modification, authorisation or waiver shall be notified to the Bondholders as soon as practicable in accordance with Condition 19 (Notices).

(c)

Substitution: The Trust Deed contains provisions permitting the Trustee to agree, subject to such amendment of the Trust Deed and such other conditions as the Trustee may require, but without the consent of the Bondholders, to the substitution of the Guarantor (or any Subsidiary of the Guarantor) in place of the Issuer, or of any previous substitute entity, as principal debtor under the Trust Deed and the Bonds. In the case of such a substitution the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders.

16.

EXCHANGE FOLLOWING ACCELERATION

If the Trustee shall give notice to the Issuer that the Bonds are immediately due and repayable pursuant to Condition 11 (Events of Default), notice of such fact shall forthwith be given by the Issuer to the Bondholders in accordance with Condition 19 (Notices) and each Bondholder shall (whether or not the Exchange Right attaching to its Bond is then otherwise exercisable) be entitled at any time after the date on which the Bonds become so due and repayable until the expiry of six weeks after the date of such notice (but not thereafter) to elect (by delivering in accordance with the provisions of Condition 6 (Exchange) its Bond and a duly signed and completed Exchange Notice to the specified office of any Paying and Exchange Agent) in lieu of its having his Bond repaid, to exercise the Exchange Right pursuant to such provisions in respect of such Bond as at the date of such notice by the Trustee, save that no election shall be made in respect of a Bond presented for payment of principal on or after the due date for such payment (provided that payment in full of all amounts then due on the relevant Bond is made upon such presentation). Subject as provided in this Condition 16 and in Condition 6 (Exchange), Exchange Rights shall lapse in the event that the Trustee shall give notice to the Issuer that the Bonds are immediately due and repayable.

17.

ENFORCEMENT

At any time after the Bonds become due and payable, the Trustee may, at its discretion and without further notice, institute such proceedings as it may think fit to enforce the terms of the Trust Deed and the Bonds, but it need not take any such proceedings unless (a) it shall have been so directed by an Extraordinary Resolution or so requested in writing by Bondholders holding at least 25 per cent. in principal amount of the Bonds outstanding, and (b) it shall have been indemnified and/or provided with security to its satisfaction. No Bondholder may proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails to do so within a reasonable time and such failure is continuing.

18.

FURTHER ISSUES

The Issuer may from time to time without the consent of the Bondholders and in accordance with the Trust Deed create and issue further securities either having the same terms and conditions as the Bonds in all respects and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Bonds) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the Bonds include (unless the context requires otherwise) any other securities issued pursuant to this Condition 18 and forming a single series with the Bonds. Any further securities forming a single series with the outstanding securities of any series (including the Bonds) constituted by the Trust Deed or any deed supplemental to it shall, and any other securities may (with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed.

19.

NOTICES

Notices to the Bondholders will be valid if published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if such publication is not practicable, in a leading English language daily newspaper having general circulation in Europe.  Any such notice shall be deemed to have been given on the date of first publication.

20.

GOVERNING LAW AND JURISDICTION

(a)

Governing law:  The Trust Deed and the Bonds and all matters arising from or connected with the Trust Deed and the Bonds are governed by, and shall be construed in accordance with, English law.

(b)

English courts:  The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute") arising from or connected with the Bonds.

(c)

Appropriate forum:  Each of the Issuer and the Guarantor agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that it will not argue to the contrary.

(d)

Rights of the Bondholders to take proceedings outside England:  Condition 20(b) (English courts) is for the benefit of the Bondholders only.  As a result, nothing in this Condition 20 prevents any Bondholder from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction.  To the extent allowed by law, Bondholders may take concurrent Proceedings in any number of jurisdictions.

(e)

Process agent:  Each of the Issuer and the Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered, in the case of the Issuer or the Guarantor to Clifford Chance Secretaries Limited at 200 Aldersgate Street, London EC1A 4JJ or, if different, its registered office for the time being or at any address or the Issuer or Guarantor in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985.  If such person(s) are not or cease to be effectively appointed to accept service of process on behalf of the Issuer and/or the Guarantor, the Issuer and/or the Guarantor (as the case may be) shall, on the written demand of any Bondholder addressed to the Issuer and delivered to the Issuer or (as the case may be) addressed to the Guarantor and delivered to the Guarantor or, in either case, to the specified office of the Principal Paying and Exchange Agent appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, any Bondholder shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer or (as the case may be) addressed to the Guarantor and delivered to the Guarantor or, in either case, to the specified office of the Principal Paying and Exchange Agent.  Nothing in this paragraph shall affect the right of any Bondholder to serve process in any other manner permitted by law.  This Condition applies to Proceedings in England and to Proceedings elsewhere.

SCHEDULE 3

PROVISIONS FOR MEETINGS OF BONDHOLDERS

1.

Definitions

In this Trust Deed and the Conditions, the following expressions have the following meanings:

"Block Voting Instruction" means, in relation to any Meeting, a document in the English language issued by a Paying and Exchange Agent:

(a)

certifying that certain specified Bonds (each a "Deposited Bond") have been deposited with such Paying and Exchange Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

(i)

the conclusion of the Meeting; and

(ii)

the surrender to such Paying and Exchange Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Bonds and notification thereof by such Paying and Exchange Agent to the Issuer, the Guarantor and the Trustee; and

(b)

certifying that the depositor of each Deposited Bond or a duly authorised person on its behalf has instructed the relevant Paying and Exchange Agent that the votes attributable to such Deposited Bond are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

(c)

listing the total number and (if in definitive form) the certificate numbers of the Deposited Bonds, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

(d)

authorising a named individual or individuals to vote in respect of the Deposited Bonds in accordance with such instructions.

"Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with Paragraph  (Chairman).

"Exchange Right" has the meaning ascribed thereto in the Conditions.

"Extraordinary Resolution" means, for the purposes of voting in respect of any matter which is not a Reserved Matter, a resolution passed at a Meeting duly convened and held in accordance with this Schedule 3 by a majority of one more than half of the votes cast and for the purposes of voting in respect of a Reserved Matter, means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by not less than two thirds of the votes cast.

"Meeting" means a meeting of Bondholders (whether originally convened or resumed following an adjournment).

"Proxy" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

(a)

any such person whose appointment has been revoked and in relation to whom the relevant Paying and Exchange Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

(b)

any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed.

"Relevant Fraction" means:

(a)

for all business other than voting on an Extraordinary Resolution, one tenth;

(b)

for voting on any Extraordinary Resolution other than one relating to a Reserved Matter, one more than half; and

(c)

for voting on any Extraordinary Resolution relating to a Reserved Matter, two thirds;

provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum, it means:

(i)

for all business other than voting on an Extraordinary Resolution relating to a Reserved Matter, the fraction of the aggregate principal amount of the outstanding Bonds represented or held by the Voters actually present at the Meeting; and

(ii)

for voting on any Extraordinary Resolution relating to a Reserved Matter, one quarter.

"Reserved Matter" means any proposal:

(a)

to change any date fixed for payment of principal in respect of the Bonds, to reduce the amount of principal payable on any date in respect of the Bonds or to alter the method of calculating the amount of any payment in respect of the Bonds on redemption or maturity or the date for any such payment;

(b)

to effect the exchange, conversion or substitution of the Bonds for, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer, the Guarantor or any other person or body corporate formed or to be formed (other than as permitted under Clause 7.3 (Substitution) of this Trust Deed);

(c)

to change the currency in which amounts due in respect of the Bonds are payable;

(d)

to modify any provision of the guarantee of the Bonds (other than as permitted under Clause 7.3 (Substitution) of this Trust Deed);

(e)

to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution;

(f)

to modify or vary the Exchange Right in respect of the Bonds; or

(g)

to amend this definition.

"Voter" means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a definitive Bond who produces such definitive Bond at the Meeting;

"Voting Certificate" means, in relation to any Meeting, a certificate in the English language issued by a Paying and Exchange Agent and dated in which it is stated:

(a)

that certain specified Bonds (the "Deposited Bonds") have been deposited with such Paying and Exchange Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

(i)

the conclusion of the Meeting; and

(ii)

the surrender of such certificate to such Paying and Exchange Agent; and

(b)

that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the Deposited Bonds.

"Written Resolution" means a resolution in writing signed by or on behalf of all holders of Bonds who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Bonds.

"24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant Meeting is to be held and in each of the places where the Paying and Exchange Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid.

"48 hours" means 2 consecutive periods of 24 hours.

2.

Issue of Voting Certificates and Block Voting Instructions

The holder of a Bond may obtain a Voting Certificate from any Paying and Exchange Agent or require any Paying and Exchange Agent to issue a Block Voting Instruction by depositing such Bond with such Paying and Exchange Agent or arranging for such Bond to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting.  A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Bonds to which it relates.  So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Bonds to which it relates for all purposes in connection with the Meeting.  A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Bond.

3.

References to deposit/release of Bonds

Where Bonds are within Euroclear or Clearstream, Luxembourg or any other clearing system, references to the deposit, or release, of Bonds shall be construed in accordance with the usual practices (including blocking the relevant account) of Euroclear or Clearstream, Luxembourg or such other clearing system.

4.

Validity of Block Voting Instructions

Block Voting Instruction shall be valid only if deposited at the Specified Office of the relevant Paying and Exchange Agent or at some other place approved by the Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business.  If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5.

Convening of Meeting

The Issuer and the Guarantor (acting together) or the Trustee may convene a Meeting at any time, and the Trustee shall be obliged to do so subject to its being indemnified and/or secured to its satisfaction upon the request in writing of Bondholders holding not less than one tenth of the aggregate principal amount of the outstanding Bonds.  Every Meeting shall be held on a date, and at a time and place, approved by the Trustee.

6.

Notice

At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Bondholders and the Paying and Exchange Agents (with a copy to the Issuer and the Guarantor) where the Meeting is convened by the Trustee or, where the Meeting is convened by the Issuer and the Guarantor, the Trustee.  The notice shall set out the full text of any resolutions to be proposed unless the Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that the Bonds may be deposited with, or to the order of, any Paying and Exchange Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

7.

Chairman

An individual (who may, but need not, be a Bondholder) nominated in writing by the Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer or the Guarantor may appoint a Chairman.  The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8.

Quorum

The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Bonds; provided, however, that, so long as at least the Relevant Fraction of the aggregate principal amount of the outstanding Bonds is represented by the Temporary Global Bond and the Permanent Global Bond, a single Voter appointed in relation thereto or being the holder of the Bonds represented thereby shall be deemed to be two Voters for the purpose of forming a quorum.

9.

Adjournment for want of quorum

If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

(a)

in the case of a Meeting requested by Bondholders, it shall be dissolved; and

(b)

in the case of any other Meeting (unless the Issuer, the Guarantor and the Trustee otherwise agree), it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Trustee); provided, however, that:

(i)

the Meeting shall be dissolved if the Issuer, the Guarantor and the Trustee together so decide; and

(iii)

no Meeting may be adjourned more than once for want of a quorum.

10.

Adjourned Meeting

The Chairman may, with the consent of, and shall if directed by, any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.

Notice following adjournment

Paragraph  (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

(a)

10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

(b)

the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.

Participation

The following may attend and speak at a Meeting:

(a)

Voters;

(b)

representatives of the Issuer, the Guarantor and the Trustee;

(c)

the financial advisers of the Issuer, the Guarantor and the Trustee;

(d)

the legal counsel to the Issuer, the Guarantor and the Trustee and such advisers; and

(e)

any other person approved by the Meeting or the Trustee.

13.

Show of hands

Every question submitted to a Meeting shall be decided in the first instance by a show of hands.  Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14.

Poll

A demand for a poll shall be valid if it is made by the Chairman, the Issuer, the Guarantor, the Trustee or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Bonds.  The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment.  A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.

Votes

Every Voter shall have:

(a)

on a show of hands, one vote; and

(b)

on a poll, one vote in respect of each EUR 10,000 in aggregate face amount of the outstanding Bond(s) represented or held by him.

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.  In the case of a voting tie the Chairman shall have a casting vote.

16.

Validity of Votes by Proxies

Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that neither the Issuer, the Guarantor, the Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.  Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed.  Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction to vote at the Meeting when it is resumed.

17.

Powers

A Meeting shall have power (exercisable only by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

(a)

to approve any Reserved Matter;

(b)

to approve any proposal by the Issuer and the Guarantor (acting together) for any modification, abrogation, variation or compromise of any provisions of this Trust Deed or the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the Bonds;

(c)

to approve any proposal by the Guarantor for any modification of any provision of the Guarantee of the Bonds or any arrangement in respect of the obligations of the Guarantor thereunder;

(d)

(other than as permitted under Clause 7.3 (Substitution) of this Trust Deed) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Bonds or the substitution of any person for the Guarantor as guarantor under the Guarantee of the Bonds;

(e)

to waive any breach or authorise any proposed breach by the Issuer or the Guarantor of its obligations under or in respect of this Trust Deed or the Bonds or any act or omission which might otherwise constitute an event of default under the Bonds;

(f)

to remove any Trustee;

(g)

to approve the appointment of a new Trustee;

(h)

to authorise the Trustee (subject to its being indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

(i)

to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Bonds;

(j)

to give any other authorisation or approval which under this Trust Deed or the Bonds is required to be given by Extraordinary Resolution; and

(k)

to appoint any persons as a committee to represent the interests of the Bondholders and to confer upon such committee any powers which the Bondholders could themselves exercise by Extraordinary Resolution.

18.

Extraordinary Resolution binds all holders

An Extraordinary Resolution shall be binding upon all Bondholders, whether or not present at such Meeting, and each of the Bondholders shall be bound to give effect to it accordingly.  Notice of the result of every vote on an Extraordinary Resolution shall be given to the Bondholders and the Paying and Exchange Agents (with a copy to the Issuer, the Guarantor and the Trustee) within 14 days of the conclusion of the Meeting.

19.

Minutes

Minutes of all resolutions and proceedings at each Meeting shall be made.  The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein.  Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.

Written Resolution

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

21.

Further regulations

Subject to all other provisions contained in this Trust Deed, the Trustee may without the consent of the Issuer, the Guarantor or the Bondholders prescribe such further regulations regarding the holding of Meetings of Bondholders and attendance and voting at them as the Trustee may in its sole discretion determine.

IN WITNESS whereof this Deed has been duly executed as a deed on the date stated at the beginning.

EXECUTION CLAUSES

SIGNED as a DEED

)
by OLIVETTI FINANCE N.V.

)
acting by:

)

VINCENZO MONTANO

SIGNED as a DEED

)
by OLIVETTI S.p.A

)
acting by:

)

ANTONIO TESONE

THE COMMON SEAL of

)
J.P. MORGAN TRUSTEE AND

)

SEAL
DEPOSITARY COMPANY LIMITED

)
was affixed to this Deed

)
in the presence of::

)

JENNY PENNELL

Authorised Signatory

MICHAEL WHELAN

Authorised Signatory